united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

Item 1. Reports to Stockholders. [Insert annual or semi-annual report.]

Balter Discretionary Global Macro Fund

Institutional Class

BGMIX

Investor Class

BGMVX

Balter European L/S Small Cap Fund

Institutional Class

BESMX

Investor Class

BESRX

Balter Invenomic Fund

Institutional Class

BIVIX

Investor Class

BIVRX

Balter L/S Small Cap Equity Fund

Institutional Class

BEQIX

Annual Report

October 31, 2017

1-844-322-8112

www.balterliquidalts.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

For the 12-month period ending October 31, 2017, the Balter Discretionary Global Macro Fund returned -2.16% compared to 23.20% for the MSCI All Country World Index (ACWI), 1.18% for the Barclays Global Aggregate Bond Index and 1.06% for 3-Month Libor. Persistent low volatility in global asset prices has created a difficult environment for the strategy.

Equity Indices were the biggest detractor over the course of the last 12-months, costing the portfolio 72 basis points on a gross basis. The portfolio managers believed that the U.S. equity market was over extended and due for a sharp correction. Several times over the course of the year they began shorting the market only to be stopped out on their trades as equities push higher. The portfolio managers continue to believe that there is equity risk to the downside and will likely look to be short over the coming year.

Currencies were the biggest contributors to performance during the year, adding approximately 35 basis points to attribution on a gross basis. Most of the gains were made immediately following the election of Donald Trump. The portfolio managers believe that his policies would support the US Dollar and as a result went long on election night. A long position in the British Pound also contributed to gains. The portfolio managers believed that the UK economy was stronger than consensus and the Pound would rise as a result.

Looking forward the portfolio managers believe that Europe Sovereign bonds are at risk of trading lower as the ECB begin cutting back on quantitative easing. They remain concerned that US equity markets are at risk of trading sharply lower as investor complacency builds. The see opportunity to be short certain currencies that are pegged to the US Dollar that may have to let their currency float.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA
CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

NLD Review Code 9145-NLD-12/8/2017

Dear Shareholder,

For the 12-month period ending October 31, 2017, the Balter European L/S Small Cap Fund returned 25.89% compared to 33.50% for the MSCI Europe Small Cap Index and 11.2% for the Morningstar Long/Short Equity Category. During this period, the Fund averaged 86.0% long, -16.4% short, resulting in average net exposure of 69.6% and average gross exposure of 102.4%. The long portfolio contributed 30.8% and the short portfolio detracted -4.1% on a gross basis. Information Technology was the best performing sector over the course of the year, contributing 14.4% to performance followed by Consumer Discretionary which contributed +6.2%. Information Technology and Industrials averaged 13.9% and 14.4% of portfolio assets respectively during the period.

The opportunity, and the copious and deep pools of “unrecognized value”, created by the lack of investor attention in this area of the market was the raison d’etre for launching the Fund and remain central to its continued success. In fact, we would even go so far as suggesting that the rationale behind the strategy is even more valid now than it was a decade ago.

Put simply, European small-cap equities are the final frontier in developed markets for generating alpha. We believe that this is more so the case than it was even in 2007 and are convinced that this will become ever more so. Just consider the new MIFID II regulations in Europe which will manifest itself in widespread cuts to the fees fund managers pay the sell-side for research. This will mean that the analyst coverage will only dwindle further, creating ever more opportunities for stock pickers such as us.

Small Cap investing is all about individual companies and their idiosyncratic drivers. This provides the occasion to find winners and losers regardless of market or macroeconomic conditions. As illustration, in 2008 when the market fell by over 60% our long book held three stocks that doubled. We picked up another amazing “factoid” last month: looking back at the last 20 years, in any given year 13% of stocks in the European small cap universe rise by over 50% - the corresponding figure in large cap is a measly 4%. Uncovering these is how we add value and generate returns. Of course, exactly the same principles apply in the short book.

More generally, over any longer time frame it is indisputable that Small Caps generate better returns than large caps. In the last 20 years they have compounded at 7.0% vs Large Caps at 3.4%.

Cumulative Performance since inception: MSCI EMU Small Cap vs MSCI EMU Large Cap

Source: JP Morgan, S.W. Mitchell

Right now, things look as rosy as they have done at any time in the life of the Fund. Let’s walk through various typical criteria that we tend to look at:

1.	Valuation: Whilst Small Caps do not necessarily look cheap in absolute terms or relative to their large cap peers. They do, however, when you factor in…

2.	Earnings: These should grow by 19% next year and 18% the year after (similar numbers for Large Caps are 11% and 8%). In fact, over the last 20 years, they have had faster growth than large caps in developed markets 75% of the time (averaging 16% vs 13% annually)

3.	Balance Sheets: These are in rude health: 39% of them have net cash.

4.	M&A: Large caps have strong balance sheets too the aggregated Large Cap cash in Europe could buy 51% of the Small Cap universe! Expect a torrent of M&A with, naturally, small caps being the names taken over.

5.	Ownership: They have committed owners with vested interest: 46% are still owned or controlled by the founding families (I do acknowledge that this can be either a blessing or a burden).

6.	Volatility: Pundits view them as higher beta: in fact, they have shown lower volatility during the recovery of 2009-17 than large caps, albeit marginally more in the crisis of 2008. Equally their Sharpe ratios are far superior.

7.	Politics: They have idiosyncratic stock specific drivers and are less exposed to regulatory obstacles. They are also much less vulnerable to the current dual specters of protectionism and populism.

8.	Geographic Exposure: They are inherently more domestic in nature, something that should be viewed as positive in the next few years given the nascent recovery in Europe. Other than financials, they are the best way to play this recovery.

9.	Passive vs Active: Active managers have a better (or “less poor”) record in SMIDs. This means that they are less under threat from ETF investing. This makes sense as the way to generate sustainable returns in them is through alpha generation, something that by definition is not possible in passive investing.

10.	Underperformance in a downturn: This is a valid concern given how long in the tooth the bull market is. Interestingly in “corrections” Small Caps tend to outperform as people sell the larger, more liquid names. However, in recession, they have historically underperformed by 6%, a drop in the ocean given their superior longer-term return profile.

What the Future Holds

Historically there have been three drivers of our returns and we would like to address the outlook for each of these individually.

Beta

The Fund, as already noted, has had a beta of 0.4. This has typically comprised 25% of our returns. We would argue that things look better now for investing in European equities than at any time since we began running the fund. The equity risk premium still sits at the very high level of nearly 7% (versus 4% in USA). We believe that this should fall as political and economic stability continues to return to the region. Europe has underperformed massively (50% vs US equities over the last ten years) and is massively under-owned (especially Small Caps). They trade at a huge discount to the US (30% discount on Shiller P/E and 45% on Price/Book). The economic cycle (and the effects of QE) is probably six years behind the USA and will only now start to blossom, which in turn should mean that the performance gap between European equities and their peers in the rest of the developed world starts to close.

We remain exceedingly comfortable with the level of beta we have.

Super Alpha or Sparse Alpha?

Of course, the quantum of alpha generation varies over time. The key determinant of this is how lucrative stock-picking is as an investment style. In turn, the best indicator of this is “dispersion”, the amount of price differentiation the market accords to good companies as against bad ones. The type we focus on is that between stocks within the same sector. This shows the value of stock-picking rather than just making sectoral or country bets based on some macroeconomic hysteria or trend. As you can see from the chart below, we are just starting to rise from levels that are lower than when the dotcom bubble burst in 2002, the financial crisis of 2008 or the Eurozone crisis of 2011.

Dispersion of European Stocks within their Sector

Within sector vs cross sector dispersion

Source: Datastream, Goldman Sachs Global Investment Research, S.W. Mitchell

The key here is the “direction of travel”: when dispersion is rising our alpha generation historically annualizes at over 10%, when it is falling it annualizes at just shy of 6%.

Equally it is worth considering our total returns in the extended periods of rising dispersion:

■	2009-10: +60%

■	Mid-2012 to mid-2014: +35%.

We see no reason why it should be any different going forward.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA
CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

NLD Review Code 9146-NLD-12/8/2017

Dear Shareholder,

The Balter Invenomic Fund launched on June 19th, 2017. Since that time, through October 31, 2017, the Fund has returned 2.20% compared to 5.73% for the Russell 3000 Index and 1.70% for the Morningstar Long/Short Equity Category. During this period, the Fund averaged 95.7% long, -69.0% short, resulting in average net exposure of 26.7% and average gross exposure of 164.7%. The two biggest contributing sectors during the period were Consumer Discretionary and Materials while the two biggest detractors were Industrials and Information Technology.

Since our recent launch the fund is off to a solid start despite what has been an underlying challenging environment for our strategy. Our long portfolio is strongly biased toward solid free cashflow generating, stable companies with consistent histories while our short portfolio is generally growthier and more speculative in nature. In what we perceive to be the final legs of what has been an 8-year bull market, investors have generally resorted to chasing momentum and stories in the face of continued flows into the equity market and passive index funds. While the underlying trends have been challenging, we have been able to be successful with disciplined stock selection. We anticipate that the fund is very well set up for this market environment. The price discovery mechanism has been destroyed by the sheer volume of passive flows and the generally high valuations are creating plentiful short opportunities. With the numerous tax, regulatory and accounting changes that are happening under the new political administration we believe that we are well positioned to deliver for our investors on both sides of our portfolio and take advantage of the broken price discovery in the market. We believe that the market dynamics are going to turn in our favor and provide us with a tailwind in 2018 versus the headwinds that we have faced since launch.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA
CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

NLD Review Code 9143-NLD-12/8/2017

Dear Shareholder,

For the 12-month period ending October 31, 2017, the Balter L/S Small-Cap Equity Fund returned 18.16% compared to 27.85% for the Russell 2000 Index and 11.2% for the Morningstar Long/Short Equity Category. During this period, the Fund averaged 75.9% long, -24.7% short, resulting in average net exposure of 51.2% and average gross exposure of 100.6%. The long portfolio contributed 21.7% and the short portfolio detracted -3.3% on a gross basis. Information Technology was the best performing sector over the course of the year, contributing 6.5% to performance followed by Industrials which contributed +3.6%. Information Technology and Industrials averaged 15.3% and 10.6% of portfolio assets respectively during the period.

We are pleased with Fund’s performance over the last 12 months. We attribute the strong performance to rising dispersion within equity markets. Dispersion is the degree to which stocks perform similarly to each. In periods of low dispersion all stocks are performing generally the same and in periods of high dispersion stocks perform independently of each other. Long/short equity strategies perform best during periods of high dispersion. As can be seen in the chart below, stock dispersion is coming off historic lows. Low dispersion is one of the primary reasons why active management has suffered since the end of the financial crisis in early 2009.

There are several reasons why stock dispersion may continue to move higher over the next few years. The biggest factor that we can identify is both the Federal Reserve’s and the European Central Bank’s plans to cut back on quantitative easing. QE is the primarily driver of the historically low volatility and record bull market we are in the midst of. With the impact expected to unwind in 2018 and beyond, a major market tailwind will disappear. This should benefit actively managed strategies, particularly long/short equity. We fear that many market participants have abandoned active management during this period due to not fully understanding the market dynamics driving underperformance.

We do not anticipate any material changes to the fund in the coming year. If current market conditions persist, we do expect that the fund’s net exposure will likely fall from the mid 50% range into the 40% range over the course of the next calendar year. This will likely be the result of our sub-advisors taking profits from their long portfolios while finding new opportunities for their short portfolios. This is a common dynamic as the market approaches at top. We continue to feel that our focus on small-cap equities with a balance of growth and value is the right recipe for the coming market environment.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA
CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

NLD Review Code 9144-NLD-12/8/2017

Balter Discretionary Global Macro Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2017

The fund’s performance figures* for the periods ended October 31, 2017, compared to its benchmarks:

		Annualized
	One Year	Since Inception **
Balter Discretionary Global Macro Fund Investor Class	(2.37)%	(1.86)%
Balter Discretionary Global Macro Fund Institutional Class	(2.16)%	(1.69)%
Bloomberg Barclays Global Aggregate Bond Index (a)	1.18%	3.15%
MSCI All Country World Index (b)	23.20%	7.47%

Comparison of the Change in Value of a $50,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2017 as amended March 22, 2017 is 2.15% and 2.45% for the Institutional Class and Investor Class, respectively. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is May 28, 2015.

(a)	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(b)	MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Asset Type (1)	% of Net Assets
Common Stock	1.2%
Money Market Funds	5.0%
Other Assets Less Liabilities	93.8%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter European L/S Small Cap Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2017

The fund’s performance figures* for the periods ended October 31, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception **	Since Inception ***
Balter European L/S Small Cap Fund Investor Class	25.78%	N/A	8.73%	N/A
Balter European L/S Small Cap Fund Institutional Class	25.89%	10.24%	N/A	10.22%
MSCI Europe Small Cap Index (a)	33.50%	14.45%	13.94%	5.71%

Comparison of the Change in Value of a $50,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2017 is 2.95% and 3.25% for the Institutional Class and Investor Class. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is December 30, 2015.

***	Inception date is October 31, 2007. Performance data for Institutional Class shares includes the Fund’s predecessor hedge fund.

(a)	The MSCI Europe Small Cap Index captures small cap representation across the 15 Developed Markets countries in Europe. With 918 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in the European equity universe. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Commercial Services	5.9%
Engineering&Construction	5.8%
Retail	5.0%
Semiconductors	4.6%
Healthcare-Products	3.9%
Mining	3.1%
Building Materials	2.8%
Textiles	2.8%
Advertising	2.7%
Money Market Fund	12.9%
Other Assets Less Liabilities	50.5%
100.0%

(1)	Does not include derivatives in which the fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter Invenomic Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2017

The fund’s performance figures* for the periods ended October 31, 2017, compared to its benchmarks:

Annualized
Since Inception ***
Balter Invenomic Fund Investor Class	2.10%
Balter Invenomic Fund Institutional Class	2.20%
Russell 3000 Total Retrun Index (a)	5.73%

Comparison of the Change in Value of a $50,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated June 19, 2017 are 4.63% and 4.98% for the Institutional Class and Investor Class, respectively. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is June 19, 2017

(a)	The Russell 3000 Total Return Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Commercial Services	11.3%
Telecommunications	10.9%
Retail	8.2%
Food	5.7%
Internet	5.5%
Computers	5.0%
Software	4.8%
Semiconductors	4.5%
Electronics	3.8%
Money Market Fund	11.6%
Other Assets Less Liabilities	28.7%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter L/S Small Cap Equity Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2017

The fund’s performance figures* for the periods ended October 31, 2017, compared to its benchmarks:

		Annualized
	One Year	Since Inception **
Balter L/S Small Cap Equity Fund Institutional Class	18.16%	5.44%
Russell 2000 Total Return (a)	27.85%	8.37%
HFRX Equity Hedge Index (b)	9.69%	6.99%

Comparison of the Change in Value of a $50,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2017 is 2.82% for the Institutional Class. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is December 31, 2013.

(a)	The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(b)	The HFRX Equity Hedge Index seeks to replicate equity hedge strategies that maintain positions, both long and short, primarily equity and equity derivative securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Building Materials	6.4%
Software	5.3%
Healthcare-Products	4.2%
Distribution/Wholesale	4.0%
Retail	3.5%
Computers	3.5%
Commercial Services	3.3%
Electronics	3.0%
Transportation	2.9%
Money Market Fund	27.0%
Other Assets Less Liabilities	36.9%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter Discretionary Global Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
October 31, 2017

Shares						Value
	COMMON STOCK - 1.2%
	BANKS - 0.0%
22,540	National Bank of Greece SA *					$7,844

	MACHINERY-DIVERSIFIED - 0.8%
3,383	FANUC Corp.					785,089

	MEDIA - 0.4%
3,695	Walt Disney Co.					361,408

	TOTAL COMMON STOCK (Cost - $1,281,698)					1,154,341

				Option
Contracts		Counterparty	Notional	Expiration Date	Exercise Price
	OPTIONS PURCHASED - 0.0%
	PUT OPTIONS PURCHASED - 0.0%
20	EURO-BUND Future, Maturing February 2018 **	B of A Merrill Lynch	€3,240,000	1/26/2018	€162.00	25,396
	TOTAL PUT OPTIONS PURCHASED (Cost - $29,124)

Shares
	SHORT-TERM INVESTMENTS - 5.0%
	MONEY MARKET FUNDS - 5.0%
936,218	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.87% ^ + #					936,218
293,853	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.87% ^ + #					293,853
1,230,071	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class, 0.89% ^ + #					1,230,071
1,230,071	Invesco STIT - Government & Agency Portfolio - Insitutional Class, 0.93% ^ + #					1,230,071
1,230,071	Invesco STIT - Treasury Portfolio - Institutional, 0.90% ^ + #					1,230,071
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,920,284)					4,920,284

	TOTAL INVESTMENTS - 6.2% (Cost - $6,231,106) (a)					$6,100,021
	CALL OPTIONS WRITTEN - (0.1)% (Proceeds - $67,579)					(85,624)
	PUT OPTIONS WRITTEN - (0.1)% (Proceeds - $101,733)					(70,188)
	SECURITIES SOLD SHORT - (0.5)% (Proceeds - $481,676)					(483,850)
	OTHER ASSETS LESS LIABILITIES - 94.5%					92,847,610
	NET ASSETS - 100.0%					$98,307,969

				Option
Contracts		Counterparty	Notional	Expiration Date	Exercise Price
	OPTIONS WRITTEN - (0.2)%
	CALL OPTIONS WRITTEN - (0.1)%
150	EURO-BOBL Future, Maturing December 2017 **	B of A Merrill Lynch	€19,725,000	11/24/2017	€131.50	66,402
75	EURO-BOBL Future, Maturing December 2017 **	B of A Merrill Lynch	€9,881,250	11/24/2017	€131.75	19,222
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $67,579)					85,624

	PUT OPTIONS WRITTEN - (0.1)%
150	EURO-BOBL Future, Maturing December 2017 **	B of A Merrill Lynch	€19,725,000	11/24/2017	€131.50	17,474
75	EURO-BOBL Future, Maturing December 2017 **	B of A Merrill Lynch	€9,881,250	11/24/2017	€131.75	16,601
20	EURO-BUND Future, Maturing February 2018 **	B of A Merrill Lynch	€3,220,000	1/26/2018	€161.00	17,008
20	EURO-BUND Future, Maturing January 2018 **	B of A Merrill Lynch	€3,240,000	12/22/2017	€162.00	19,105
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $101,733)					70,188

	TOTAL OPTIONS WRITTEN (Proceeds - $169,312)					155,812

Shares
	SECURITIES SOLD SHORT - (0.5)%
	EXCHANGE TRADED FUND - (0.5)%
9,176	Vanguard Mortgage-Backed Securities ETF					483,850
	TOTAL SECURITIES SOLD SHORT (Proceeds - $481,676)

*	Non-income producing security.

**	1,000 contracts per contract.

^	Money market fund; interest rate reflects effective yield on October 31, 2017.

+	All or a portion of the security is held as collateral for securities sold short and futures contracts.

#	All or a portion of this investment is a holding of the Balter Discretionary Global Macro Offshore Ltd.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,634,377 including futures contracts, options written and securities sold short, excluding forward currency contracts and differs from fair market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$144,432
Unrealized depreciation	(427,074)
Net unrealized depreciation	$(282,642)

Number of					Unrealized Appreciation
Contracts	Description	Counterparty	Expiration Date	Notional/Value	(Depreciation)
	LONG FUTURES CONTRACTS - (0.1)%
622	90DAY EURO$ Future June 2019 #	B of A Merrill Lynch	6/17/2019	152,335,575	(103,125)
13	90DAY EURO$ Future June 2019	B of A Merrill Lynch	6/17/2019	3,183,863	—
	TOTAL LONG FUTURES CONTRACTS			$155,519,438	$(103,125)

	SHORT FUTURES CONTRACTS - (0.0)%
622	90DAY EURO$ Future June 2020 #	B of A Merrill Lynch	6/15/2020	152,086,775	104,513
13	90DAY EURO$ Future June 2020	B of A Merrill Lynch	6/15/2020	3,178,663	(162)
116	EURO-BOBL Future December 2017	B of A Merrill Lynch	12/7/2017	15,286,480	(140)
184	EURO-BOBL Future December 2017 #	B of A Merrill Lynch	12/7/2017	24,247,520	(109,710)
	TOTAL SHORT FUTURES CONTRACTS			$194,799,438	$(5,499)

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
China Yuan (Offshore)	1/8/2018	Jefferies	13,556,000	$2,034,663	$103,196
China Yuan (Offshore)	1/8/2018	Jefferies	12,045,000	1,807,872	91,204
China Yuan (Offshore)	1/8/2018	Jefferies	12,034,000	1,806,221	89,408
China Yuan (Offshore)	1/8/2018	Jefferies	11,552,000	1,733,876	85,169
Hong Kong Dollar	11/21/2017	Jefferies	5,442,000	697,738	(1,254)
Hong Kong Dollar	11/21/2017	Jefferies	23,100,000	2,961,732	(4,693)
Japan Yen	11/1/2017	Jefferies	375,000,000	3,300,185	(8,736)
Japan Yen	11/2/2017	Jefferies	375,000,000	3,300,185	5,856
Japan Yen	11/2/2017	Jefferies	375,000,000	3,300,185	(13,707)
Saudi Ryal	5/8/2018	Jefferies	33,300,000	8,868,136	(748)
Saudi Ryal	5/9/2018	Jefferies	14,105,000	3,756,268	15,880
Taiwan Dollar	11/15/2017	Jefferies	90,100,000	2,989,508	(19,844)
				$36,556,569	$341,731
To Sell:
China Yuan (Offshore)	1/8/2018	Jefferies	49,187,000	$7,382,633	$(581,568)
Hong Kong Dollar	11/21/2017	Jefferies	26,449,000	3,390,115	20,899
Hong Kong Dollar	11/21/2017	Jefferies	2,093,000	268,351	189
Japan Yen	11/1/2017	Jefferies	375,000,000	3,300,185	13,549
Japan Yen	11/2/2017	Jefferies	562,500,000	4,950,277	(3,483)
Japan Yen	11/2/2017	Jefferies	187,500,000	1,650,092	(4,778)
Saudi Ryal	2/12/2018	Jefferies	6,400,000	1,705,493	(3,727)
Saudi Ryal	5/8/2018	Jefferies	15,253,317	4,062,117	(11,847)
Saudi Ryal	5/8/2018	Jefferies	18,046,683	4,806,019	(14,652)
Saudi Ryal	5/9/2018	Jefferies	8,883,000	2,365,610	(4,868)
Saudi Ryal	5/9/2018	Jefferies	45,200,000	12,037,099	(39,116)
Saudi Ryal	7/12/2018	Jefferies	10,240,000	2,725,094	(16,100)
Saudi Ryal	7/19/2018	Jefferies	7,682,000	2,044,198	(9,985)
Taiwan Dollar	11/15/2017	Jefferies	90,100,000	2,989,508	(9,025)
				$53,676,791	$(664,512)

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS
October 31, 2017

Shares		Value
	COMMON STOCK - 79.9%
	ADVERTISING - 2.7%
50,119	JCDecaux SA	$1,917,985

	AUTO PARTS & EQUIPMENT - 1.9%
193,818	KTM Industries AG*	1,312,471

	BANKS - 2.1%
169,790	Credito Emiliano SpA*	1,488,422

	BUILDING MATERIALS - 2.8%
21,264	Imerys SA ^	1,936,884

	COMMERCIAL SERVICES - 5.9%
67,680	Elis SA ^	1,765,708
400,552	IWG PLC ^	1,145,741
168,444	Northern Drilling Ltd. *	1,235,244
		4,146,693
	COMPUTERS - 2.4%
54,036	Solutions 30 SE * ^	1,687,041

	DISTRIBUTION/WHOLESALE - 2.3%
250,449	Fourlis Holdings SA	1,625,107

	DIVERSIFIED FINANCIAL SERVICES - 2.4%
100,917	Burford Capital Ltd. ^	1,661,759

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
1,692,662	Kitron ASA	1,472,977

	ENGINEERING & CONSTRUCTION - 5.8%
16,321	Acciona SA	1,352,026
107,303	Lehto Group Oyj	1,561,284
102,603	Veidekke ASA	1,147,432
		4,060,742
	ENTERTAINMENT - 1.2%
407,636	FFI Holdings PLC *	852,580

	FOOD - 1.7%
148,579	Dairy Crest Group PLC *	1,198,632

	FOOD SERVICE - 1.6%
20,534	DO & CO AG	1,089,008

	FOREST PRODUCTS & PAPER - 2.4%
223,833	Metsa Board OYJ	1,661,006

	HAND/MACHINE TOOLS - 2.5%
930,168	Meyer Burger Technology AG * ^	1,735,667

	HEALTHCARE - PRODUCTS - 3.9%
192,546	Amplitude Surgical SAS *	955,546
24,224	STRATEC Biomedical AG	1,760,913
		2,716,459
	HOLDING COMPANIES - DIVERSIFIED - 1.8%
260,468	Bollore SA	1,259,244

	LODGING - 2.6%
290,756	NH Hotel Group SA	1,839,230

	MACHINERY - DIVERSIFIED - 2.4%
54,378	SAES Getters SpA	1,667,945

	METAL FABRICATE/HARDWARE - 2.3%
290,912	Vallourec SA ^	1,593,160

	MINING - 3.1%
1,422,322	Petra Diamonds Ltd. *	1,454,356
975,933	Rupert Resources Ltd. *	719,212
		2,173,568
	OIL & GAS - 0.9%
814,358	Victoria Oil & Gas PLC	621,821

	OIL & GAS SERVICES - 1.9%
1,086,535	Archer Ltd. *	1,293,447

	PHARMACEUTICALS - 1.9%
163,393	Eco Animal Health Group PLC *	1,301,867

	REAL ESTATE - 2.3%
79,154	Neinor Homes, S.L.U. * ^	1,627,054

	RETAIL - 5.0%
173,770	Applegreen PLC	1,186,096
2,625	Fila SpA	56,971
364,191	Footasylum Ltd. *	793,149
272,929	Koovs PLC *	91,515
144,503	Verkkokauppa.com Oyj	1,392,162
		3,519,893
	SEMICONDUCTORS - 4.6%
20,036	AMS AG ^	1,828,124
730,849	IQE PLC *	1,412,123
		3,240,247
	SOFTWARE - 2.4%
59,209	RIB Software SE ^	1,457,798
22,845	WANdisco PLC *	245,730
		1,703,528

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	COMMON STOCK (Continued) - 79.9%
	TEXTILES - 2.8%
185,484	Victoria PLC * ^	$1,934,793

	TOYS/GAMES/HOBBIES - 1.1%
24,674	Games Workshop Group PLC	743,785

	TRANSPORTATION - 1.1%
66,035	Goodbulk Ltd. *	766,732

	TOTAL COMMON STOCK (Cost - $51,497,971)	55,849,747

	SHORT-TERM INVESTMENT - 12.9%
	MONEY MARKET FUND - 12.9%
9,020,126	Fidelity Institutional Money Market Funds - Government Portfolio, 0.87% **	9,020,126
	TOTAL SHORT-TERM INVESTMENT (Cost - $9,020,126)

	TOTAL INVESTMENTS - 92.8% (Cost - $60,518,097) (a)	$64,869,873
	SECURITIES SOLD SHORT - (18.4)% (Proceeds - $12,831,103)	(12,832,730)
	OTHER ASSETS LESS LIABILITIES - 25.6%	17,847,755
	NET ASSETS - 100.0%	$69,884,898

	SECURITIES SOLD SHORT - (18.4)%
	AUTO PARTS & EQUIPMENT - (2.2)%
54,619	Brembo SpA	902,251
39,688	EDAG Engineering Group AG	621,624
		1,523,875
	CHEMICALS - (1.1)%
14,126	Fuchs Petrolub SE	793,101

	COMMERCIAL SERVICES - (1.5)%
86,665	Aggreko PLC	1,078,364

	DIVERSIFIED FINANCIAL SERVICES - (1.2)%
21,994	Avanza Bank Holding AB*	828,867

	ENGINEERING & CONSTRUCTION - (1.5)%
39,174	SPIE SA	1,030,456

	FOOD - (1.2)%
13,729	Viscofan, S.A.	831,348

	HOME FURNISHINGS - (1.4)%
174,614	Howden Joinery Group PLC	950,935

	RETAIL - (5.6)%
361,961	Carpetright PLC	797,906
860,456	Debenhams PLC	499,906
404,970	Pets at Home Group PLC	947,031
411,716	SIG PLC	943,124
162,076	Steinhoff International Holdings NV	720,878
		3,908,845
	SOFTWARE - (1.4)%
74,584	Playtech PLC	974,592

	TRANSPORTATION - (1.3)%
242,854	Stobart Group Ltd.	912,347

	TOTAL SECURITIES SOLD SHORT (Proceeds - $12,831,103)	12,832,730

PLC - Public Limited Company

*	Non-income producing security.

^	All or a portion of these securities are held as collateral for securities sold short.

**	Money market fund; interest rate reflects effective yield on October 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $47,741,969 including securities sold short, excluding foreign currency contracts and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,525,383
Unrealized depreciation	(2,230,209)
Net unrealized appreciation	$4,295,174

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
Swedish Krona	11/16/2017	Goldman Sachs	13,464,661	$1,609,793	$(34,176)
Swedish Krona	11/16/2017	Goldman Sachs	18,042,345	2,155,133	(2,213)
				$3,764,926	$(36,389)
To Sell:
British Pound	11/16/2017	Goldman Sachs	4,732,601	$6,287,646	$(43,178)
Canadian Dollar	11/16/2017	Goldman Sachs	975,933	757,166	21,250
Euro	11/16/2017	Goldman Sachs	21,219,697	24,741,906	219,991
Norwegian Krone	11/16/2017	Goldman Sachs	44,527,801	5,444,357	166,665
Swedish Krona	11/16/2017	Goldman Sachs	24,541,899	2,934,152	79,286
Swiss Franc	11/16/2017	Goldman Sachs	2,810,151	2,822,241	51,163
				$42,987,468	$495,177

See accompanying notes to financial statements.

Balter Invenomic Fund
PORTFOLIO OF INVESTMENTS
October 31, 2017

Shares		Value
	COMMON STOCK - 91.3%
	ADVERTISING - 1.7%
7,121	Omnicom Group, Inc. +	$478,460

	APPAREL - 1.2%
1,567	Deckers Outdoor Corp. * +	106,932
5,997	Unifi, Inc. * +	228,186
		335,118
	AUTO PARTS & EQUIPMENT - 0.8%
2,108	Cooper Tire & Rubber Co.	69,142
902	Lear Corp. +	158,382
		227,524
	BANKS - 1.2%
1,400	Goldman Sachs Group, Inc. +	339,472

	BIOTECHNOLOGY - 1.1%
8,451	AMAG Pharmaceuticals, Inc. * +	132,681
22,609	Iovance Biotherapeutics, Inc. * +	175,785
		308,466
	BUILDING MATERIALS - 1.1%
1,493	Monarch Cement Co. +	99,135
12,248	Ply Gem Holdings, Inc. * +	206,991
		306,126
	CHEMICALS - 0.4%
1,163	Eastman Chemical Co. +	105,612

	COMMERCIAL SERVICES - 11.3%
3,751	Adtalem Global Education, Inc.	138,599
31,835	AstroNova, Inc. +	396,346
118,589	Cambium Learning Group, Inc. * +	725,765
3,116	EVERTEC, Inc.	46,740
4,583	FTI Consulting, Inc. * +	195,923
4,355	Liberty Tax, Inc.	56,833
7,196	National Research Corp. +	388,080
5,300	Resources Connection, Inc. +	83,475
12,588	RR Donnelley & Sons Co. +	115,810
9,546	ServiceMaster Global Holdings, Inc. * +	449,712
20,690	Team, Inc. * +	254,487
12,895	TrueBlue, Inc. * +	349,454
		3,201,224
	COMPUTERS - 5.0%
5,076	Agilysys, Inc. * +	62,283
3,029	Barracuda Networks, Inc. *	70,606
1,860	Cognizant Technology Solutions Corp. +	140,746
25,299	Computer Task Group, Inc. * +	127,507
5,167	Convergys Corp. +	132,947
11,571	CSRA, Inc. +	370,156
24,938	Presidio, Inc. * +	369,082
3,900	Teradata Corp. * +	130,455
		1,403,782
	DISTRIBUTION/WHOLESALE - 1.8%
51,457	Houston Wire & Cable Co. +	275,295
3,902	WESCO International, Inc. * +	246,411
		521,706
	DIVERSIFIED FINANCIAL SERVICES - 1.1%
17,518	GoldMoney, Inc. *	87,515
17,089	Waddell & Reed Financial, Inc. +	319,393
		406,908
	ELECTRONICS - 3.8%
3,218	Avnet, Inc. +	128,076
23,634	Celestica, Inc. *	237,522
3,774	ShotSpotter, Inc. *	64,800
3,110	TE Connectivity Ltd. +	282,917
3,827	Tech Data Corp. * +	355,031
		1,068,346
	ENGINEERING & CONSTRUCTION - 0.5%
6,512	KBR, Inc. +	127,831

	ENTERTAINMENT - 1.9%
11,682	Speedway Motorsports, Inc. +	233,056
15,223	Stars Group, Inc. * +	306,743
		539,799
	ENVIRONMENTAL CONTROL - 0.5%
1,842	Stericycle, Inc. * +	130,506

	FOOD - 5.7%
10,218	Campbell Soup Co. +	484,027
22,656	High Liner Foods, Inc.	249,741
12,178	Nomad Foods Ltd. * +	183,888
3,842	Performance Food Group Co. * +	108,729
2,773	TreeHouse Foods, Inc. * +	184,072
6,551	United Natural Foods, Inc. * +	253,982
5,936	US Foods Holding Corp. * +	161,934
		1,626,373
	FOREST PRODUCTS & PAPER - 0.6%
8,686	PH Glatfelter Co. +	182,059

	HEALTHCARE-SERVICES - 2.4%
9,103	HCA Healthcare, Inc. * +	688,642

	HOLDING COMPANIES DIVERSIFIED - 1.2%
12,376	Saban Capital Acquisition Corp. * +	123,512
10,692	Steel Partners Holdings LP +	203,683
		327,195

See accompanying notes to financial statements.

Balter Invenomic Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	COMMON STOCK (Continued) - 91.3%
	HOUSEHOLD PRODUCTS - 1.5%
6,859	SodaStream International Ltd. * +	$436,713

	HOUSEWARES - 0.5%
3,147	Newell Brands, Inc. +	128,335

	INSURANCE - 0.9%
312,500	WMIH Corp. * +	259,375

	INTERNET - 5.5%
9,124	AutoWeb, Inc. * +	63,138
4,684	F5 Networks, Inc. * +	568,029
2,463	Facebook, Inc. * +	443,488
10,509	Overstock.com, Inc. * +	482,363
		1,557,018
	IRON & STEEL - 1.6%
5,967	Reliance Steel & Aluminum Co. +	458,504

	LODGING - 0.7%
17,740	Playa Hotels & Resorts NV	183,254

	MACHINERY - DIVERSIFIED - 0.5%
3,183	Hurco Cos., Inc.	142,439

	MEDIA - 2.5%
2,472	Cogeco, Inc.	168,635
10,609	Liberty Global PLC - LiLAC Group *	233,398
3,125	Liberty Media Corp-Liberty Braves * +	73,781
13,605	MSG Networks, Inc. * +	236,047
		711,861
	MINING - 0.8%
58,685	Kinross Gold Corp. +	231,806

	OIL & GAS - 1.1%
3,736	Valero Energy Corp. +	294,733

	PACKAGING & CONTAINERS - 3.1%
20,394	Ardagh Group SA +	437,247
27,614	Graphic Packaging Holding Co. +	427,741
		864,988
	RETAIL - 8.2%
2,924	Asbury Automotive Group, Inc. * +	179,534
12,255	Ascena Retail Group, Inc. * +	23,775
12,385	Barnes & Noble Education, Inc. * +	67,498
37,801	Cato Corp. +	486,121
4,807	CVS Health Corp. +	329,424
7,213	DSW, Inc. +	138,129
47,863	Express, Inc. * +	324,032
4,771	Gap, Inc. +	123,998
18,935	Genesco, Inc. * +	463,907
2,649	Michaels Cos., Inc. *	51,444
4,821	Movado Group, Inc.	133,542
		2,321,404
	SEMICONDUCTORS - 4.5%
13,725	Intel Corp. +	624,350
1,556	Microsemi Corp. * +	83,044
32,383	O2Micro International Ltd. - ADR * +	64,442
17,397	ON Semiconductor Corp. * +	370,904
2,253	QUALCOMM, Inc. +	114,926
		1,257,666
	SOFTWARE - 4.8%
2,698	Akamai Technologies, Inc. *	140,970
1,856	CSG Systems International, Inc. +	78,583
10,688	Donnelley Financial Solutions, Inc. * +	229,792
29,932	Exela Technologies, Inc. * +	172,109
3,912	j2 Global, Inc. +	290,036
5,435	Microsoft Corp. +	452,083
		1,363,573
	TELECOMMUNICATION - 10.9%
34,404	Alaska Communications Systems Group, Inc. * +	83,946
14,328	ARRIS International PLC * +	408,348
15,645	Cisco Systems, Inc. +	534,277
18,345	Comtech Telecommunications Corp. +	394,600
41,264	Iridium Communications, Inc. * +	495,168
5,340	Juniper Networks, Inc.	132,592
8,924	Telephone & Data Systems, Inc. +	260,135
15,065	TESSCO Technologies, Inc. +	241,040
3,765	Verizon Communications, Inc. +	180,231
5,481	ViaSat, Inc. * +	356,813
		3,087,150
	TRANSPORTATION & LOGISTICS - 0.9%
28,441	Roadrunner Transportation Systems, Inc. * +	250,281

	TOTAL COMMON STOCK (Cost - $24,730,323)	25,874,249

See accompanying notes to financial statements.

Balter Invenomic Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

				Option
Contracts		Counterparty	Notional	Expiration Date	Exercise Price	Value
	OPTIONS PURCHASED - 0.0%
	CALL OPTIONS PURCHASED - 0.0% **
89	Barnes & Noble Education, Inc.	Goldman Sachs	$89,000	1/19/2018	$10.00	$223
40	Campbell Soup Co.	Goldman Sachs	$200,000	1/18/2019	$50.00	12,100
	TOTAL OPTIONS PURCHASED (Cost - $23,039)					12,323

Shares
	MONEY MARKET FUND - 11.6%
1,368,389	Fidelity Institutional Money Market Funds - Government Portfolio, 0.87% ^					1,368,389
1,928,314	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.87% ^					1,928,314
	TOTAL SHORT-TERM INVESTMENT (Cost - $3,296,703)					3,296,703

	TOTAL INVESTMENTS - 102.9% (Cost - $28,050,065) (a)					$29,183,275
	CALL OPTIONS WRITTEN - (0.2)% (Proceeds - $90,025)					(71,370)
	SECURITIES SOLD SHORT - (67.5)% (Proceeds - $18,272,073)					(19,128,627)
	OTHER ASSETS LESS LIABILITIES - 64.8%					18,372,198
	NET ASSETS - 100.0%					$28,355,476

				Option
Contracts		Counterparty	Notional	Expiration Date	Exercise Price
	OPTIONS WRITTEN - (0.2)%
	CALL OPTIONS WRITTEN - (0.2)% **
29	Cloudera, Inc.	Goldman Sachs	$29,000	2/16/2018	$10.00	15,370
64	Redfin Corp.	Goldman Sachs	$96,000	2/16/2018	$15.00	56,000
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $90,025)					71,370

Shares
	SECURITIES SOLD SHORT - (67.5)%
	AEROSPACE & DEFENSE - (1.1)%
3,177	Aerovironment, Inc. *					162,535
11,353	Kratos Defense & Security Solutions, Inc. *					136,690
						299,225
	AGRICULTURE - (0.2)%
3,728	Cadiz, Inc. *					49,396

	APPAREL - (0.2)%
2,380	Canada Goose Holdings, Inc. *					51,122

	AUTO MANUFACTURERS - (1.4)%
2,480	Navistar International Corp. *					104,929
3,238	REV Group, Inc.					83,540
675	Tesla, Inc. *					223,783
						412,252
	AUTO PARTS & EQUIPMENT - (1.3)%
2,712	Dorman Products, Inc. *					187,426
5,967	Motorcar Parts of America, Inc. *					172,506
						359,932
	BANKS - (1.0)%
3,304	First Financial Bankshares, Inc.					150,828
2,231	Westamerica Bancorporation					129,911
						280,739
	BEVERAGES - (0.9)%
3,434	Farmer Brothers Co. *					116,584
1,952	MGP Ingredients, Inc.					132,658
						249,242
	BIOTECHNOLOGY - (2.4)%
862	Alexion Pharmaceuticals, Inc. *					103,147
1,695	Cambrex Corp. *					73,309
2,339	Emergent BioSolutions, Inc. *					95,876
2,614	Exact Sciences Corp. *					143,744
381	Illumina, Inc. *					78,177
4,828	Intrexon Corp. *					78,938
1,924	Ionis Pharmaceuticals, Inc. *					109,880
						683,071
	BULDING MATERIALS - (1.4)%
2,946	AAON, Inc.					103,110
2,189	JELD-WEN Holding, Inc. *					80,730
5,556	Quanex Building Products Corp.					121,954
734	Trex Co., Inc. *					80,336
						386,130
	CHEMICALS - (0.4)%
107	NewMarket Corp.					42,841
1,009	Sensient Technologies Corp.					76,735
						119,576
	COMMERCIAL SERVICES - (2.5)%
1,811	Brink’s Co.					137,817
2,358	Cimpress NV					257,352
516	LendingTree, Inc. *					138,314
1,672	National Research Corp.					62,784
3,991	TAL Education Group - ADR					109,753
						706,020
	COMPUTERS - (2.0)%
2,906	Globant SA *					109,614
4,491	Mercury Systems, Inc. *					226,661
5,306	Pure Storage, Inc. *					87,178
5,546	Vocera Communications, Inc. *					156,508
						579,961
	COSMETICS/PERSONAL CARE - (0.5)%
6,955	elf Beauty, Inc. *					147,377

	DISTRIBUTION/WHOLESALE - (2.2)%
7,815	Core-Mark Holding Co., Inc.					266,179
2,633	SiteOne Landscape Supply, Inc. *					167,222
972	WW Grainger, Inc.					192,164
						625,565

See accompanying notes to financial statements.

Balter Invenomic Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	SECURITIES SOLD SHORT (Continued) - (67.5)%
	DIVERSIFIED FINANCIAL SERVICES - (0.3)%
818	Ellie Mae, Inc. *	$73,579

	ELECTRICAL COMPONENTS & EQUIPMENT - (1.8)%
1,433	Advanced Energy Industries, Inc. *	121,404
1,453	Energizer Holdings, Inc.	62,465
630	Universal Display Corp.	92,295
11,111	Vicor Corp. *	239,442
		515,606
	ELECTONICS - (0.6)%
1,507	Brady Corp.	57,341
741	Mesa Laboratories, Inc.	118,153
		175,494
	ENERGY - ALTERNATE SOURCES - (1.0)%
21,079	Ballard Power Sysytems, Inc. *	105,395
5,317	SolarEdge Technologies, Inc. *	174,664
		280,059
	ENGINEERING & CONSTRUCTION SERVICES - (1.2)%
2,777	Argan, Inc.	190,919
3,406	Comfort Systems USA, Inc.	150,886
		341,805
	ENTERTAINMENT - (0.6)%
2,848	Six Flags Entertainment Corp.	178,826

	ENVIRONMENTAL CONTROL - (0.7)%
4,783	AquaVenture Holdings Ltd. *	58,209
2,632	Clean Harbors, Inc. *	140,838
		199,047
	FOOD - (1.9)%
3,620	Blue Buffalo Pet Products, Inc. *	104,727
2,571	Hain Celestial Group, Inc. *	92,607
596	Lancaster Colony Corp.	74,631
1,285	Post Holdings, Inc. *	106,565
8,043	SunOpta, Inc. *	75,202
2,117	Tootsie Roll Industries, Inc.	75,365
		529,097
	HEALTHCARE PRODUCTS - (7.7)%
8,813	Accelerate Diagnostics, Inc. *	174,938
3,855	AtriCure, Inc. *	82,651
260	Atrion Corp.	170,989
4,252	BioTelemetry, Inc. *	123,521
3,262	Cardiovascular Systems, Inc. *	78,516
9,730	CryoLife, Inc. *	189,249
8,187	GenMark Diagnostics, Inc. *	60,993
1,111	Hologic, Inc. *	42,051
289	ICU Medical, Inc. *	55,228
2,217	Inogen, Inc. *	219,328
3,205	K2M Group Holdings, Inc. *	63,107
4,847	Lantheus Holdings, Inc. *	96,455
4,409	MiMedx Group, Inc. *	55,906
3,576	NuVasive, Inc. *	202,866
14,476	OraSure Technologies, Inc. *	285,901
579	Penumbra, Inc. *	58,219
2,997	Surmodics, Inc. *	89,161
4,735	Wright Medical Group NV *	124,104
		2,173,183
	HEALTHCARE SERVICES - (2.1)%
1,786	Addus HomeCare Corp. *	64,296
7,011	American Renal Associates Holdings, Inc. *	85,043
880	MEDNAX, Inc. *	38,535
4,782	Medpace Holdings, Inc. *	179,182
3,244	US Physical Therapy, Inc.	220,430
		587,486
	HOME BUILDERS - (0.5)%
2,076	Installed Building Products, Inc. *	144,697

	HOME FURNISHINGS - (2.3)%
6,462	Ethan Allen Interiors, Inc.	192,245
1,049	iRobot Corp. *	70,482
5,398	Sleep Number Corp. *	175,435
3,379	Tempur Sealy International, Inc.	220,885
		659,047
	INSURANCE - (0.9)%
1,010	Erie Indemnity Co.	122,008
2,319	RLI Corp.	137,030
		259,038
	INTERNET - (6.4)%
6,131	ANGI Homeservices, Inc. *	76,638
10,924	Boingo Wireless, Inc. *	255,403
3,559	Chegg, Inc. *	55,200
9,914	FireEye, Inc. *	167,745
3,277	HealthStream, Inc. *	80,155
18,320	Internap Corp. *	85,188
3,448	Q2 Holdings, Inc. *	146,712
837	Shopify, Inc. *	83,273
7,538	Snap, Inc. *	115,633
8,133	TrueCar, Inc. *	131,592
3,913	Tucows, Inc. *	228,715
6,270	Twitter, Inc. *	129,287
3,499	Zendesk, Inc. *	108,469
3,427	Zillow Group, Inc. *	141,467
		1,805,477

See accompanying notes to financial statements.

Balter Invenomic Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	SECURITIES SOLD SHORT (Continued) - (67.5)%
	LEISURE TIME - (1.4)%
4,090	Callaway Golf Co.	$59,019
773	LCI Industries	95,697
12,650	Marine Products Corp.	181,781
2,067	Planet Fitness, Inc.	55,065
		391,562
	MACHINERY DIVERSIFIED - (0.7)%
1,175	Kadant, Inc.	133,480
989	Tennant Co.	68,587
		202,067
	METAL FABRICATE/HARDWARE - (1.1)%
3,731	Omega Flex, Inc.	240,612
1,123	Sun Hydraulics Corp.	64,606
		305,218
	MINING - (0.3)%
5,823	Century Aluminum Co. *	81,522

	MISCELLANEOUS MANUFACTURING - (0.8)%
1,366	Hillenbrand, Inc.	54,025
1,423	Lydall, Inc. *	82,249
3,954	Myers Industries, Inc.	85,406
		221,680
	OIL & GAS SERVICES - (0.2)%
600	Core Laboratories NV	59,940

	PHARMACEUTICALS - (1.6)%
3,698	Amphastar Pharmaceuticals, Inc. *	66,823
428	GW Pharmaceuticals PLC - ADR *	46,203
2,176	Heska Corp. *	212,160
1,180	Prestige Brands Holdings, Inc. *	55,342
14,756	Teligent, Inc. *	83,814
		464,342
	REITS - (1.8)%
5,904	Acadia Realty Trust	166,198
7,294	American Homes 4 Rent	155,216
4,606	Rexford Industrial Realty, Inc.	136,752
2,994	Urban Edge Properties	70,239
		528,405
	RETAIL - (3.4)%
5,862	At Home Group, Inc. *	120,171
218	AutoZone, Inc. *	128,511
3,115	Chuy’s Holdings, Inc. *	70,088
776	Genuine Parts Co.	68,467
3,933	Lumber Liquidators Holdings, Inc. *	121,058
2,703	MarineMax, Inc. *	50,141
498	O’Reilly Automotive, Inc. *	105,053
5,854	Shake Shack, Inc. *	222,218
9,245	Tile Shop Holdings, Inc.	79,045
		964,752
	SEMICONDUCTORS - (2.8)%
8,059	Advanced Micro Devices, Inc. *	88,528
8,649	AIXTRON SE *	135,014
1,480	Cavium, Inc. *	102,105
1,187	MKS Instruments, Inc.	128,968
3,831	Nanometrics, Inc. *	108,302
777	NVIDIA Corp.	160,691
2,896	Ultra Clean Holdings, Inc. *	73,906
		797,514
	SOFTWARE - (5.4)%
2,710	2U, Inc. *	172,437
3,092	ACI Worldwide, Inc. *	74,455
9,012	Alteryx, Inc. *	203,581
2,204	Aspen Technology, Inc. *	142,202
6,517	Box, Inc. *	143,048
1,112	Guidewire Software, Inc. *	88,938
961	Medidata Solutions, Inc. *	72,296
1,849	New Relic, Inc. *	94,909
2,046	Omnicell, Inc. *	101,891
6,822	PDF Solutions, Inc. *	99,942
1,416	Veeva Systems, Inc.	86,291
499	Workday, Inc. *	55,384
9,044	Workiva, Inc. *	202,133
		1,537,507
	TELECOMMUNICATION - (1.1)%
2,660	Cincinnati Bell, Inc.	50,806
16,207	Extreme Networks, Inc.	194,484
8,215	Oclaro, Inc.	67,938
		313,228
	TRUCKING & LEASING - (0.8)%
3,707	GATX Corp.	220,233

	WATER - (0.6)%
4,790	York Water Co.	168,608

	SECURITIES SOLD SHORT (Proceeds - $18,272,073)	19,128,627

ADR - American Depositary

Receipt LP - Limited Partnership

PLC - Public Limited Company

+	All or a portion of the security is held as collateral for written options and securities sold short.

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

^	Money market fund; interest rate reflects effective yield on October 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,753,586 including options and securities sold short and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,118,774
Unrealized depreciation	(2,889,082)
Net unrealized appreciation	$229,692

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS
October 31, 2017

Shares		Value
	COMMON STOCK - 70.0%
	AUTO MANUFACTURERS - 0.5%
42,796	Blue Bird Corp. * ^	$883,737

	AUTO PARTS & EQUIPMENT - 0.3%
1,218	Lear Corp.	213,869
7,603	Meritor, Inc. * ^	197,754
		411,623
	BANKS - 2.5%
3,041	Ameris Bancorp ^	145,664
132,214	CenterState Banks, Inc.	3,522,181
10,355	Columbia Banking System, Inc. ^	450,546
		4,118,391
	BEVERAGES - 2.6%
206,627	Craft Brew Alliance, Inc. *	3,770,943
7,028	MGP Ingredients, Inc. ^	477,623
		4,248,566
	BIOTECHNOLOGY - 0.4%
26,141	Enzo Biochem, Inc. * ^	257,489
7,539	Myriad Genetics, Inc. * ^	258,437
22,722	NeoGenomics, Inc. * ^	197,000
		712,926
	BUILDING MATERIALS - 6.4%
47,868	Armstrong World Industries, Inc. * ^	2,446,055
1,637	Masonite International Corp. * ^	109,843
158,760	NCI Building Systems, Inc. * ^	2,532,222
24,021	Quanex Building Products Corp.	527,261
28,665	Summit Materials, Inc. *	900,081
42,037	US Concrete, Inc. * ^	3,287,293
5,841	Vulcan Materials Co.	711,142
		10,513,897
	CHEMICALS - 1.6%
104,023	Ferro Corp. * ^	2,477,828
5,528	Venator Materials PLC	138,200
		2,616,028
	COMMERCIAL SERVICES - 3.3%
72,515	AMN Healthcare Services, Inc. *	3,183,408
19,238	Avis Budget Group, Inc. * ^	793,568
10,896	CAI International, Inc. * ^	403,370
6,901	PFSweb, Inc. * ^	57,278
19,774	Quanta Services, Inc. * ^	746,073
1,549	United Rentals, Inc. * ^	219,153
		5,402,850
	COMPUTERS - 3.5%
48,983	Carbonite, Inc. * ^	1,111,914
25,763	DMC Global, Inc. ^	560,345
29,182	DST Systems, Inc.	1,710,649
10,356	Lumentum Holdings, Inc. * ^	653,981
80,014	USA Technologies, Inc. * ^	508,089
20,894	Varonis Systems, Inc. * ^	910,978
14,377	VeriFone Systems, Inc. * ^	274,313
		5,730,269
	DISTRIBUTION/WHOLESALE - 4.0%
709	Anixter International, Inc. *	48,708
7,071	Beacon Roofing Supply, Inc. *	391,804
25,380	Core-Mark Holding Co., Inc.	864,443
22,439	H&E Equipment Services, Inc. ^	739,141
121,335	LKQ Corp. * ^	4,573,116
		6,617,212
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
436,135	R1 RCM, Inc. *	1,657,313

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
2,589	Universal Display Corp. ^	379,288

	ELECTRONICS - 3.0%
1,800	Coherent, Inc. *	472,878
15,961	KEMET Corp. * ^	410,038
30,422	OSI Systems, Inc. * ^	2,688,696
9,015	Plexus Corp. * ^	553,792
5,687	Rogers Corp. *	864,879
		4,990,283
	ENERGY ALTERNATE SOURCES - 0.3%
15,168	SolarEdge Technologies, Inc. * ^	498,269

	ENGINEERING & CONSTRUCTION - 2.2%
29,353	Chicago Bridge & Iron Co. ^	409,181
26,460	Dycom Industries, Inc. *	2,323,982
21,089	MasTec, Inc. * ^	918,426
		3,651,589
	ENTERTAINMENT - 0.5%
31,017	Eldorado Resorts, Inc. * ^	797,137

	ENVIRONMENTAL CONTROL - 0.9%
24,929	Clean Harbors, Inc. *	1,333,951
2,929	Waste Connections, Inc. ^	206,992
		1,540,943

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	COMMON STOCK (Continued) - 70.0%
	FOOD - 1.4%
6,459	Calavo Growers, Inc. ^	$476,028
28,177	TreeHouse Foods, Inc. *	1,870,389
		2,346,417
	HEALTHCARE - PRODUCTS - 4.2%
29,294	AxoGen, Inc. * ^	601,992
10,125	BioTelemetry, Inc. * ^	294,131
105,452	Bovie Medical Corp. * ^	411,263
95,205	Cerus Corp. * ^	273,238
15,082	Globus Medical, Inc. * ^	480,663
71,881	Invacare Corp.	1,114,155
39,785	MiMedx Group, Inc. * ^	504,474
27,506	OraSure Technologies, Inc. * ^	543,243
39,120	STAAR Surgical Co. * ^	518,340
23,572	STERIS PLC	2,199,975
		6,941,474
	HEALTHCARE - SERVICES - 1.2%
46,826	Envision Healthcare Corp. *	1,994,788

	HOME BUILDERS - 2.0%
17,271	Thor Industries, Inc.	2,352,656
19,775	Winnebago Industries, Inc.	971,941
		3,324,597
	HOME FURNISHINGS - 1.5%
26,767	Ethan Allen Interiors, Inc. ^	796,318
50,731	Select Comfort Corp. * ^	1,648,758
		2,445,076
	INTERNET - 2.2%
115,932	Boingo Wireless, Inc. * ^	2,710,490
30,448	Groupon, Inc. *	145,237
25,168	Perficient, Inc. * ^	489,518
3,143	Proofpoint, Inc. * ^	290,445
		3,635,690
	MACHINERY - DIVERSIFIED - 1.5%
12,372	Applied Industrial Technologies, Inc.	787,478
4,474	Lindsay Corp.	409,639
30,756	NN, Inc. ^	908,840
3,446	Zebra Technologies Corp. * ^	399,702
		2,505,659
	MEDIA - 2.0%
51,297	Nexstar Media Group, Inc. ^	3,272,749

	MISCELLANEOUS MANUFACTURING - 1.5%
337,956	DIRTT Environmental Solutions *	1,669,987
35,151	Harsco Corp. * ^	746,959
		2,416,946
	OIL & GAS - 0.6%
15,468	Matador Resources Co. * ^	410,675
40,547	Trecora Resources *	492,646
		903,321
	PHARMACEUTICALS - 0.2%
108,593	BioScrip, Inc. * ^	274,740

	REITS - 0.8%
13,620	DCT Industrial Trust, Inc.	790,232
33,148	Retail Opportunity Investments Corp. ^	596,001
		1,386,233
	RETAIL - 3.5%
1,767	AutoZone, Inc. *	1,041,646
9,222	Big Lots, Inc. ^	473,181
55,280	BMC Stock Holdings, Inc. * ^	1,185,756
10,829	Children’s Place Inc. ^	1,178,195
48,882	Del Taco Restaurants, Inc. * ^	620,313
3,513	Jack in the Box, Inc. ^	363,631
1,994	O’Reilly Automotive, Inc. *	420,634
1,319	Target Corp.	77,874
13,238	Urban Outfitters, Inc. * ^	324,596
6,748	Zumiez, Inc. *	119,102
		5,804,928
	SEMICONDUCTORS - 2.2%
48,293	EMCORE Corp. * ^	398,417
9,983	Inphi Corp. * ^	409,103
51,791	Integrated Device Technology, Inc. * ^	1,609,146
14,649	Microsemi Corp. * ^	781,817
2,994	Monolithic Power Systems, Inc. ^	364,280
		3,562,763
	SOFTWARE - 5.3%
24,897	Allscripts Healthcare Solutions, Inc. * ^	335,612
139,291	Brightcove, Inc. *	1,114,328
60,668	Callidus Software, Inc. * ^	1,537,934
32,749	Digi International, Inc. * ^	340,590
10,423	Ebix, Inc. ^	708,243
55,674	Five9, Inc. * ^	1,404,655
50,654	Mitel Networks Corp. * ^	435,118
156,123	Nuance Communications, Inc. *	2,301,253
22,291	Upland Software, Inc. * ^	489,733
		8,667,466

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares						Value
	COMMON STOCK (Continued) - 70.0%
	STORAGE/WAREHOUSING - 1.3%
64,941	Mobile Mini, Inc.					$2,149,547

	TELECOMMUNICATIONS - 2.5%
11,921	CalAmp Corp. * ^					270,964
84,817	Extreme Networks, Inc. * ^					1,017,804
5,749	NETGEAR, Inc. *					268,191
63,798	Oclaro, Inc. * ^					527,609
62,982	ORBCOMM, Inc. * ^					712,326
88,171	Sonus Networks, Inc. * ^					717,712
63,266	Vonage Holdings Corp. * ^					514,353
						4,028,959
	TRANSPORTATION - 2.9%
31,133	Knight-Swift Transportation Holdings, Inc. *					1,290,463
6,960	Landstar System, Inc.					687,300
43,340	Marten Transport Ltd.					851,631
23,517	Werner Enterprises, Inc. ^					838,381
7,030	XPO Logistics, Inc. * ^					487,531
46,870	YRC Worldwide, Inc. * ^					631,339
						4,786,645

	TOTAL COMMON STOCK (Cost - $88,486,354)					115,218,319
				Option
Contracts		Counterparty	Notional	Expiration Date	Exercise Price
	OPTIONS PURCHASED - 0.2% +
	CALL OPTIONS PURCHASED - 0.1%
132	Chicago Bridge & Iron Co.	Goldman Sachs	$224,400	11/17/2017	$17.00	2,640
13	Coherent, Inc.	Goldman Sachs	$344,500	11/17/2017	$265.00	17,901
7	Coherent, Inc.	Goldman Sachs	$175,000	11/17/2017	$250.00	15,372
266	Himax Technologies, Inc.	Goldman Sachs	$266,000	11/17/2017	$10.00	17,290
65	Kemet Corp.	Goldman Sachs	$162,500	11/17/2017	$25.00	13,975
43	NETGEAR, Inc.	Goldman Sachs	$215,000	11/17/2017	$50.00	860
16	Red Robin Gourmet Burgers, Inc.	Goldman Sachs	$96,000	12/15/2017	$60.00	15,440
29	SRC Energy, Inc.	Goldman Sachs	$21,750	12/15/2017	$7.50	5,945
13	Vulcan Materials Co.	Goldman Sachs	$156,000	11/17/2017	$120.00	6,890
	TOTAL CALL OPTIONS PURCHASED (Cost - $98,122)					96,313

	PUT OPTIONS PURCHASED - 0.1%
33	CH Robinson Worldwide, Inc.	Goldman Sachs	$247,500	11/17/2017	$75.00	2,640
66	Commercial Metals Co.	Goldman Sachs	$125,400	11/17/2017	$19.00	2,640
67	Eldorado Resorts, Inc.	Goldman Sachs	$167,500	11/17/2017	$25.00	4,523
266	Express, Inc.	Goldman Sachs	$159,600	11/17/2017	$6.00	1,330
91	Express, Inc.	Goldman Sachs	$63,700	11/17/2017	$7.00	4,095
133	iShares Russell 2000 ETF	Goldman Sachs	$1,888,600	11/17/2017	$142.00	4,256
133	iShares Russell 2000 ETF	Goldman Sachs	$1,901,900	11/17/2017	$143.00	5,187
266	JC Penny Co., Inc.	Goldman Sachs	$79,800	11/17/2017	$3.00	9,310
34	Natus Medical, Inc.	Goldman Sachs	$136,000	11/17/2017	$40.00	1,275
33	Navistar International Corp.	Goldman Sachs	$132,000	11/17/2017	$40.00	1,650
20	On Assignment, Inc.	Goldman Sachs	$110,000	11/17/2017	$55.00	100
13	Power Integrations, Inc.	Goldman Sachs	$97,500	11/17/2017	$75.00	488
66	Scientific Games Corp.	Goldman Sachs	$316,800	11/17/2017	$48.00	24,420
33	Scientific Games Corp.	Goldman Sachs	$138,600	11/17/2017	$42.00	4,455
266	Technology Select Sector SPDR	Goldman Sachs	$1,542,800	11/17/2017	$58.00	1,862
100	Teradyne, Inc.	Goldman Sachs	$390,000	11/17/2017	$39.00	1,000
33	Teradyne, Inc.	Goldman Sachs	$125,400	11/17/2017	$38.00	165
53	U.S. Concrete, Inc.	Goldman Sachs	$410,750	11/17/2017	$77.50	10,864
133	Vishay Intertechnology, Inc.	Goldman Sachs	$266,000	11/17/2017	$20.00	798
	TOTAL PUT OPTIONS PURCHASED (Cost - $157,738)					81,058

	TOTAL OPTIONS PURCHASED (Cost - $255,860)					177,371

Shares
	RIGHTS - 0.0%
25,442	Nextstar Broadcasting Group CVR #					0
	TOTAL RIGHTS (Cost - $7,633)

	SHORT-TERM INVESTMENTS - 27.0%
	MONEY MARKET FUND - 27.0%
44,469,094	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.87% **					44,469,094
	TOTAL SHORT-TERM INVESTMENTS (Cost - $44,469,094)

	TOTAL INVESTMENTS - 97.2% (Cost - $133,218,941) (a)					$159,864,784
	CALL OPTIONS WRITTEN - (0.0)% (Proceeds - $40,381)					(36,635)
	PUT OPTIONS WRITTEN - (0.0)% (Proceeds - $11,546)					(4,880)
	SECURITIES SOLD SHORT (25.3)% (Proceeds - $40,927,637)					(41,578,072)
	OTHER ASSETS LESS LIABILITIES - 28.1%					46,277,491
	NET ASSETS - 100.0%					$164,522,688

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

				Option
Contracts		Counterparty	Notional	Expiration Date	Exercise Price	Value
	OPTIONS WRITTEN - (0.0)% +
	CALL OPTIONS WRITTEN - (0.0)%
99	Big Lots, Inc.	Goldman Sachs	$544,500	11/17/2017	$55.00	$1,238
13	Coherent, Inc.	Goldman Sachs	$370,500	11/17/2017	$285.00	11,310
65	Kemet Corp.	Goldman Sachs	$182,000	11/17/2017	$28.00	5,720
43	NETGEAR, Inc.	Goldman Sachs	$236,500	11/17/2017	$55.00	860
16	Red Robin Gourmet Burgers, Inc.	Goldman Sachs	$112,000	12/15/2017	$70.00	5,760
29	SRC Energy, Inc.	Goldman Sachs	$29,000	12/15/2017	$10.00	812
65	Varonis Systems, Inc.	Goldman Sachs	$292,500	11/17/2017	$45.00	7,800
33	Winnebago Industries, Inc.	Goldman Sachs	$165,000	11/17/2017	$50.00	3,135
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $40,381)					36,635

	PUT OPTIONS WRITTEN - (0.0)%
67	Beacon Roofing Supply, Inc.	Goldman Sachs	$335,000	11/17/2017	$50.00	670
33	Scientific Games Corp.	Goldman Sachs	$122,100	11/17/2017	$37.00	2,145
100	Teradyne, Inc.	Goldman Sachs	$360,000	11/17/2017	$36.00	250
33	U.S. Concrete, Inc.	Goldman Sachs	$231,000	11/17/2017	$70.00	1,815
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $11,546)					4,880

	TOTAL OPTIONS WRITTEN (Proceeds - $51,927)					41,515
Shares
	SECURITIES SOLD SHORT - (25.3)%
	AEROPACE/DEFENSE - (1.0)%
36,437	Astronics Corp. *					1,253,433
8,052	KLX, Inc.					441,733
						1,695,166
	APPAREL - (0.4)%
6,435	Oxford Industries, Inc.					415,701
7,389	Steven Madden Ltd. *					288,171
						703,872
	AUTO MANUFACTURERS - (0.8)%
29,845	Navistar International Corp. *					1,262,742

	AUTO PARTS & EQUIPMENT - (0.4)%
4,525	Cooper-Standard Holdings, Inc. *					504,447
2,856	Dorman Products, Inc. *					197,378
						701,825
	BEVERAGES - (1.3)%
93,894	Craft Brew Alliance, Inc. *					1,713,565
4,256	National Beverage Corp.					416,662
						2,130,227
	BIOTECHNOLOGY - (0.6)%
21,105	Cambrex Corp. *					912,791

	BUILDING MATERIALS - (0.9)%
8,760	Cree, Inc. *					312,732
28,613	Quanex Building Products Corp. ^					628,055
3,148	Summit Materials, Inc. * ^					98,847
5,218	US Concrete, Inc. *					408,048
						1,447,682
	CHEMICALS - (1.9)%
27,154	American Vanguard Corp.					610,965
14,786	Balchem Corp.					1,246,312
26,697	Innophos Holdings, Inc.					1,306,284
						3,163,561
	COMMERCIAL SERVICES - (1.9)%
11,975	AMN Healthcare Services, Inc. * ^					525,702
56,174	Cross Country Healthcare, Inc. *					766,775
19,434	Hertz Global Holdings, Inc. *					483,324
6,443	ICF International, Inc. *					345,989
18,648	MoneyGram International, Inc. *					289,976
8,647	On Assignment, Inc. *					529,369
19,308	Rent-A-Center, Inc.					191,922
						3,133,057
	COMPUTERS - (0.6)%
6,428	Maximus, Inc.					427,012
6,906	NetScout Systems, Inc. *					196,130
6,639	Syntel, Inc.					155,087
6,454	Teradata Corp. *					215,886
						994,115
	ELECTRONICS - (0.9)%
4,979	FARO Technologies, Inc. *					257,912
47,746	Gentex Corp.					926,750
12,526	Vishay Intertechnology, Inc.					278,703
						1,463,365
	ENGINEERING & CONSTRUCTION - (0.1)%
10,838	Sterling Construction Co., Inc. *					193,458

	ENVIRONMENTAL CONTROL - (0.1)%
3,334	Tetra Tech, Inc.					164,200

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	SECURITIES SOLD SHORT (Continued) - (25.3)%
	EQUITY FUNDS - (1.1)%
7,174	Direxion Daily Small Cap Bull 3X Shares	$474,632
1,954	iShares North American Tech-Software ETF	305,762
1,329	iShares Transportation Average ETF	233,399
4,682	iShares U.S. Medical Devices ETF	807,739
		1,821,532
	FOOD - (0.6)%
62,180	Smart & Final Stores, Inc. *	373,080
30,905	Sprouts Farmers Market, Inc. *	571,433
		944,513
	HEALTHCARE - PRODUCTS - (0.6)%
8,943	Abaxis, Inc.	432,841
14,644	Entellus Medical, Inc.	247,923
732	Integra LifeSciences Holdings Corp.	34,243
3,320	LeMaitre Vascular, Inc.	106,273
5,004	Natus Medical, Inc.	212,170
		1,033,450
	HEALTHCARE - SERVICES - (0.0)%
2,196	Teladoc, Inc.	72,578

	HOME BUILDERS - (0.4)%
11,609	Winnebago Industries, Inc.	570,582

	HOME FURNISHINGS - (0.0)%
732	Tempur Sealy International, Inc. *	47,851

	HOUSEHOLD PRODUCTS/WARES - (0.2)%
3,661	SodaStream International Ltd. *	233,096

	HOUSEWARES - (0.2)%
3,923	Scotts Miracle-Gro Co.	390,809

	INTERNET - (1.1)%
80,607	ANGI Homeservices, Inc. *	1,007,588
103,047	Endurance International Group Holdings, Inc. *	844,985
		1,852,573
	LEISURE TIME - (0.2)%
17,867	Nautilus, Inc. *	232,271

	MACHINERY - DIVERSIFIED - (0.6)%
6,415	Chart Industries, Inc. *	279,053
5,271	Flowserve Corp.	232,293
3,204	Nordson Corp.	405,915
		917,261
	MEDIA - (0.5)%
26,671	Sinclair Broadcast Group, Inc. *	845,471

	MISCELLANEOUS MANUFACTURING - (0.9)%
10,252	Axon Enterprise, Inc. *	235,488
7,320	AZZ, Inc.	349,896
4,627	Crane Co.	384,596
22,337	Myers Industries, Inc.	482,479
857	Proto Labs, Inc. *	74,773
		1,527,232
	OFFICE FURNISHINGS - (0.4)%
41,085	Steelcase, Inc.	597,787

	PACKAGING AND CONTAINERS - (0.3)%
7,188	Bemis Co., Inc.	323,604
8,787	KapStone Paper and Packaging Corp.	197,356
		520,960
	RETAIL - (3.3)%
14,756	America’s Car-Mart, Inc. *	632,295
13,720	Buckle, Inc.	225,694
11,716	CarMax, Inc. *	879,872
14,605	Dave & Buster’s Entertainment, Inc. *	703,961
41,522	DSW, Inc.	795,146
39,021	Freshpet, Inc. *	606,777
5,858	La-Z-Boy, Inc.	157,873
34,410	PetMed Express, Inc.	1,216,738
9,413	Tailored Brands, Inc.	145,431
		5,363,787
	SEMICONDUCTORS - (1.3)%
13,980	CEVA, Inc. *	675,234
7,751	Impinj, Inc. *	264,619
15,113	MaxLinear, Inc. *	369,815
4,322	Power Integrations, Inc.	347,273
12,149	Teradyne, Inc.	521,071
		2,178,012
	SOFTWARE - (1.0)%
2,342	ANSYS, Inc. *	320,175
2,077	MicroStrategy, Inc. *	274,704
4,979	PTC, Inc. *	330,855
197,142	Zynga, Inc. *	768,854
		1,694,588

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2017

Shares		Value
	SECURITIES SOLD SHORT (Continued) - (25.3)%
	TELECOMMUNICATIONS - (1.1)%
24,702	Clearfield, Inc. *	$338,417
60,723	Harmonic, Inc. *	224,675
20,363	Spok Holdings, Inc.	345,153
12,804	ViaSat, Inc. *	833,540
		1,741,785
	TRANSPORTATION - (0.6)%
19,268	ArcBest Corp.	628,137
29,294	Celadon Group, Inc.	215,311
2,323	CH Robinson Worldwide, Inc.	182,425
		1,025,873

	TOTAL SECURITIES SOLD SHORT (Proceeds - $40,927,637)	41,578,072

CVR - Contingent Value Rights

ETF - Exchange Traded Fund

PLC - Public Limited Company

SPDR - Standard & Poor’s Depositary Receipt

*	Non-income producing security.

^	All or a portion of this security is held as collateral for securities sold short or options written.

+	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

#	Fair valued security, the value of this security has been determined in good faith under the policies of the Board of Trustees.

**	Money market fund; interest rate reflects effective yield on October 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $93,787,167 including options and securities sold short and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$29,787,782
Unrealized depreciation	(5,329,752)
Net unrealized appreciation	$24,458,030

See accompanying notes to financial statements.

Balter Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2017

	Balter Discretionary
	Global Macro Fund	Balter European L/S	Balter		Balter L/S Small Cap
	(Consolidated)	Small Cap Fund	Inveomic Fund		Equity Fund
ASSETS
Investment securities:
At cost	$6,231,106	$60,518,097	$28,050,065		$133,218,941
At value	$6,100,021	$64,869,873	$29,183,275		$159,864,784
Cash at broker	71,834,000	—	—		—
Cash held for collateral at custodian	13,356,121	—	17,809,469		42,868,887
Cash	6,803,533	20,645,633	—		2,601,287
Deposits for futures contracts	1,617,923	—	—		—
Foreign Currency (Cost $395,234, $0, $74,989, and $0)	338,849	—	75,089		—
Dividends and interest receivable	8,869	28,042	15,821		37,702
Receivable for Fund shares sold	66	61,635	—		289
Unrealized appreciation on foreign currency contracts	—	458,788	—		—
Receivable for securities sold	—	1,650,846	626,277		5,284,787
Prepaid expenses and other assets	12,371	22,613	8,557		26,005
TOTAL ASSETS	100,071,753	87,737,430	47,718,488		210,683,741

LIABILITIES
Securities sold short (Proceeds - $481,676, $12,831,103, 18,272,073 and $40,927,637)	483,850	12,832,730	19,128,627		41,578,072
Payable for investments purchased	463,053	1,720,359	99,759		4,204,522
Unrealized depreciation on foreign currency contracts	322,781	—	—		—
Options written (Proceeds $169,312, $0, $90,025 and $51,927)	155,812	—	71,370		41,515
Investment advisory fees payable	137,121	93,301	35,142		271,442
Unrealized depreciation on futures contracts	108,624	—	—		—
Payable for Fund shares redeemed	47,602	—	—		—
Payable to related parties	8,359	5,729	2,148		13,830
Distribution (12b-1) fees payable	200	121	—		—
Due to Custodian	—	3,150,291	—		—
Dividends payable on securities sold short	—	15,182	1,517		11,976
Accrued expenses and other liabilities	36,382	34,819	24,449		39,696
TOTAL LIABILITIES	1,763,784	17,852,532	19,363,012		46,161,053
NET ASSETS	$98,307,969	$69,884,898	$28,355,476		$164,522,688

NET ASSETS CONSIST OF:
Paid in capital	$101,761,706	$61,851,218	$27,760,618		$128,885,300
Accumulated net investment income (loss)	(2,909,825)	1,479,602	—		2,397
Accumulated net realized gain from security transactions	63,891	1,696,797	299,459		9,628,224
Net unrealized appreciation (depreciation) of investments	(607,803)	4,857,281	295,399		26,006,767
NET ASSETS	$98,307,969	$69,884,898	$28,355,476		$164,522,688

NET ASSET VALUE PER SHARE:
Institutional Class:
Net Assets	$97,354,313	$69,367,590	$28,354,250		$164,522,688
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,211,873	5,946,466	2,773,747		13,510,016
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.53	$11.67	$10.22		$12.18

Investor Class:
Net Assets	$953,656	$517,308	$1,226		$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	100,539	44,377	120		—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.49	$11.66	$10.21	(b)	$—

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

(b)	Net assets divided by shares outstanding does not equal net asset value per share due to rounding.

See accompanying notes to financial statements.

Balter Funds
STATEMENTS OF OPERATIONS
For the Year and Period Ended October 31, 2017

	Balter Discretionary
	Global Macro Fund	Balter European L/S	Balter	Balter L/S Small Cap
	(Consolidated)	Small Cap Fund	Invenomic Fund (a)	Equity Fund
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $761, $13,762, $475 and $1,360)	$30,744	$150,059	$122,856	$634,467
Interest	238,470	48,648	8,465	215,230
TOTAL INVESTMENT INCOME	269,214	198,707	131,321	849,697

EXPENSES
Investment advisory fees	1,941,994	830,133	190,673	3,082,291
Distribution (12b-1) fees:
Investor Class	2,964	421	1	—
Administrative services fees	118,825	53,855	11,180	170,065
Registration fees	49,999	18,002	—	22,998
Legal fees	33,604	27,670	8,971	40,497
Dividends on securities sold short	28,021	32,827	33,626	384,944
Custodian fees	26,999	38,021	5,877	46,718
Compliance officer fees	24,358	17,148	8,834	42,365
Shareholder service fees	18,064	10,326	695	50,998
Audit fees	17,300	18,100	17,601	17,600
Trustees fees and expenses	14,707	15,001	4,873	14,501
Printing expense	12,919	4,501	7,951	15,501
Insurance expense	8,183	1,620	—	10,770
Shareholder Service Expense	593	84	—	—
Interest expense	—	60,500	3,187	142,890
Other expenses	1,533	3,500	986	1,001
TOTAL EXPENSES	2,300,063	1,131,709	294,455	4,043,139

Less: Fees waived by the Advisor	(110,823)	(105,339)	(43,963)	(53,505)

NET EXPENSES	2,189,240	1,026,370	250,492	3,989,634

NET INVESTMENT LOSS	(1,920,026)	(827,663)	(119,171)	(3,139,937)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	22,920	2,443,755	553,819	23,169,125
Options purchased	(1,451,035)	—	19,929	(717,150)
Options written	3,369,527	—	10,614	275,064
Futures contracts	(1,889,260)	—	—	—
Foreign currency contracts	442,219	(1,697,169)	—	—
Foreign currency transactions	—	—	(1,879)	(26,885)
Swaps	—	4,164,561	—	353,313
Securities sold short	66,646	(670,249)	(167,511)	(4,378,577)
	561,017	4,240,898	414,972	18,674,890
Net change in unrealized appreciation (depreciation) on:
Investments	5,750	4,432,707	1,143,926	14,465,937
Options purchased	(48,695)	—	(10,716)	(78,489)
Options written	76,302	—	18,655	10,412
Futures contracts	(579,477)	—	—	—
Foreign currency contracts	(163,418)	454,010	—	—
Foreign currency translations	(29,001)	51,243	88	2,743
Swaps	—	83,315	—	(1,021,825)
Securities sold short	(2,174)	5,330	(856,554)	(2,700,449)
	(740,713)	5,026,605	295,399	10,678,329

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(179,696)	9,267,503	710,371	29,353,219

NET INCREASE (DECREASE) IN NET ASSETS	$(2,099,722)	$8,439,840	$591,200	$26,213,282

(a)	The Balter Invenomic Fund commenced operations on June 19, 2017.

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund
STATEMENTS OF CHANGES IN NET ASSETS (Consolidated)

	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
FROM OPERATIONS
Net investment loss	$(1,920,026)	$(2,167,939)
Net realized gain (loss) from investments, foreign currency contracts, foreign currency transactions futures contacts, options purchased, options written and securities sold short	561,017	(945,803)
Net change in unrealized depreciation on investments, securities sold short, options purchased, options written, futures contracts and foreign currency contracts	(740,713)	(62,776)
Net decrease in net assets resulting from operations	(2,099,722)	(3,176,518)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(840,569)
Class C	—	(1,061)
Net decrease in net assets resulting from distributions to shareholders	—	(841,630)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	7,941,457	23,859,676
Investor Class	521,954	1,315,855
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	—	742,665
Investor Class	—	1,061
Redemption fee proceeds:
Institutional Class	4,075	1,832
Investor Class	—	14
Payments for shares redeemed:
Institutional Class	(28,181,479)	(16,391,832)
Investor Class	(759,233)	(113,349)
Net increase (decrease) in net assets from shares of beneficial interest	(20,473,226)	9,415,922

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,572,948)	5,397,774

NET ASSETS
Beginning of Year	120,880,917	115,483,143
End of Year*	$98,307,969	$120,880,917
* Includes accumulated net investment loss of:	$(2,909,825)	$(3,422,194)

SHARE ACTIVITY
Institutional Class:
Shares Sold	808,717	2,399,291
Shares Reinvested	—	74,565
Shares Redeemed	(2,884,361)	(1,671,745)
Net increase (decrease) in shares of beneficial interest outstanding	(2,075,644)	802,111

Investor Class:
Shares Sold	53,456	133,143
Shares Reinvested	—	106
Shares Redeemed	(77,901)	(11,572)
Net increase (decrease) in shares of beneficial interest outstanding	(24,445)	121,677

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	October 31, 2017	October 31, 2016 (a)
FROM OPERATIONS
Net investment loss	$(827,663)	$(445,298)
Net realized gain (loss) from investments, foreign currency contracts, foreign currency transactions, securities sold short and swaps	4,240,898	(938,638)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, swaps, foreign currency contracts and foreign currency translations	5,026,605	(169,324)
Net increase (decrease) in net assets resulting from operations	8,439,840	(1,553,260)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	37,839,773	25,120,005
Investor Class	612,495	10
Redemption fee proceeds:
Institutional Class	753	—
Payments for shares redeemed:
Institutional Class	(1,536,915)	—
Investor Class	(125,469)	—
Proceeds from shares issued in connection with transfer in-kind:
Institutional Class	—	1,087,666
Net increase in net assets from shares of beneficial interest	36,790,637	26,207,681

TOTAL INCREASE IN NET ASSETS	45,230,477	24,654,421

NET ASSETS
Beginning of Period	24,654,421	—
End of Period*	$69,884,898	$24,654,421
* Includes accumulated net investment income (loss) of:	$1,479,602	$(178,845)

SHARE ACTIVITY
Institutional Class:
Shares Sold	3,444,469	2,550,903
Shares Redeemed	(157,674)	—
Shares issued in connection with transfer in-kind	—	108,768
Net increase in shares of beneficial interest outstanding	3,286,795	2,659,671

Investor Class:
Shares Sold	55,414	1
Shares Redeemed	(11,038)	—
Net increase in shares of beneficial interest outstanding	44,376	1

(a)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

See accompanying notes to financial statements.

Balter Invenomic Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
October 31, 2017 (a)
FROM OPERATIONS
Net investment loss	$(119,171)
Net realized gain from investments, foreign currency transactions, options purchased, options written and securities sold short,	414,972
Net change in unrealized appreciation on investments, securities sold short, options purchased, options written and foreign currency translations	295,399
Net increase in net assets resulting from operations	591,200

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	27,763,066
Investor Class	1,210
Net increase in net assets from shares of beneficial interest	27,764,276

TOTAL INCREASE IN NET ASSETS	28,355,476

NET ASSETS
Beginning of Period	—
End of Period*	$28,355,476
* Includes undistributed net investment income of:	$—

SHARE ACTIVITY
Institutional Class:
Shares Sold	2,773,747
Net increase in shares of beneficial interest outstanding	2,773,747

Investor Class:
Shares Sold	120
Net increase in shares of beneficial interest outstanding	120

(a)	The Balter Invenomic Fund commenced operations on June 19, 2017.

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
FROM OPERATIONS
Net investment loss	$(3,139,937)	$(3,908,045)
Net realized gain from investments, foreign currency transactions options purchased, options written securities sold short and swaps	18,674,890	5,294,360
Net change in unrealized appreciation on investments, securities sold short, swaps options purchased, options written and foreign currency translations	10,678,329	2,651,708
Net increase in net assets resulting from operations	26,213,282	4,038,023

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Institutional Class	(969,227)	—
Net decrease in net assets resulting from distributions to shareholders	(969,227)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	7,668,019	26,083,726
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	800,650	—
Payments for shares redeemed:
Institutional Class	(30,159,861)	(32,518,858)
Net decrease in net assets from shares of beneficial interest	(21,691,192)	(6,435,132)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,552,863	(2,397,109)

NET ASSETS
Beginning of Year	160,969,825	163,366,934
End of Year*	$164,522,688	$160,969,825
* Includes accumulated net investment income (loss) of:	$2,397	$(4,269,418)

SHARE ACTIVITY
Institutional Class:
Shares Sold	668,623	2,553,527
Shares Reinvested	73,509	—
Shares Redeemed	(2,754,579)	(3,243,732)
Net decrease in shares of beneficial interest outstanding	(2,012,447)	(690,205)

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	October 31, 2017		October 31, 2016		October 31, 2015 (1)
Net asset value, beginning of period	$9.74		$10.05		$10.00
Activity from investment operations:
Net investment loss (2)	(0.16)		(0.17)		(0.08)
Net realized and unrealized gain (loss) on investments	(0.05)		(0.07)		0.13
Total from investment operations	(0.21)		(0.24)		0.05
Less distributions from:
Net investment income	—		(0.07)		—
Total distributions	—		(0.07)		—
Paid-in-Capital From Redemption Fees	0.00	(3)	0.00	(3)	—
Net asset value, end of period	$9.53		$9.74		$10.05
Total return (4)	(2.16)%		(2.43)%		0.50	% (5)
Net assets, at end of period (000s)	$97,354		$119,666		$115,450
Ratio of gross expenses to average net assets (6)	2.01	% (8)	2.03	% (8)	2.04	% (7)
Ratio of net expenses to average net assets	1.91	% (8)	1.90	% (8)	1.89	% (7)
Ratio of net investment loss to average net assets	(1.68)%		(1.72)%		(1.87	)% (7)
Portfolio Turnover Rate	787%		602%		151	% (5)

(1)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	1.99%	2.02%
After fees waived	1.89%	1.89%

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Investor Class

	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	October 31, 2017		October 31, 2016	October 31, 2015 (1)
Net asset value, beginning of period	$9.72		$10.05	$10.00
Activity from investment operations:
Net investment loss (2)	(0.20)		(0.20)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.03)		(0.06)	0.15
Total from investment operations	(0.23)		(0.26)	0.05
Less distributions from:
Net investment income	—		(0.07)	—
Total distributions	—		(0.07)	—
Paid-in-Capital From Redemption Fees	—		0.00 (3)	—
Net asset value, end of period	$9.49		$9.72	$10.05
Total return (4)	(2.37)%		(2.63)%	0.50	% (5)
Net assets, at end of period (000s)	$954		$1,214	$33
Ratio of gross expenses to average net assets (6)	2.31	% (8)	2.32%	2.34	% (7)
Ratio of net expenses to average net assets	2.21	% (8)	2.19%	2.19	% (7)
Ratio of net investment loss to average net assets	(2.02)%		(1.99)%	(2.21	)% (7)
Portfolio Turnover Rate	787%		602%	151	% (5)

(1)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.29%
After fees waived	2.19%

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2017	October 31, 2016 (1)
Net asset value, beginning of period	$9.27	$10.00
Activity from investment operations:
Net investment loss (2)	(0.21)	(0.18)
Net realized and unrealized gain (loss) on investments	2.61	(0.55)
Total from investment operations	2.40	(0.73)
Paid-in-Capital From Redemption Fees	0.00 (3)	—
Net asset value, end of period	$11.67	$9.27
Total return (4)	25.89%	(7.30	)% (5)
Net assets, at end of period (000’s)	$69,368	$24,654
Ratio of gross expenses to average net assets (6,8)	2.71%	2.87	% (7)
Ratio of net expenses to average net assets (8)	2.46%	2.45	% (7)
Ratio of net investment loss to average net assets	(1.99)%	(2.18	)% (7)
Portfolio Turnover Rate	154%	168	% (5)

(1)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.49%	2.66%
After fees waived	2.24%	2.24%

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Investor Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2017	October 31, 2016 (1)
Net asset value, beginning of period	$9.27	$10.00
Activity from investment operations:
Net investment loss (2)	(0.27)	(0.18)
Net realized and unrealized gain (loss) on investments	2.66	(0.55)
Total from investment operations	2.39	(0.73)
Net asset value, end of period	$11.66	$9.27
Total return (3)	25.78%	(7.30	)% (4)
Net assets, at end of period (000’s)	$517	$0	(7)
Ratio of gross expenses to average net assets (5,8)	3.01%	3.17	% (6)
Ratio of net expenses to average net assets (8)	2.76%	2.75	% (6)
Ratio of net investment loss to average net assets	(2.39)%	(2.48	)% (6)
Portfolio Turnover Rate	154%	168	% (4)

(1)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	Less than $1,000.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.79%	2.96%
After fees waived	2.54%	2.54%

See accompanying notes to financial statements.

Balter Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

Institutional Class

For the
Period Ended
October 31, 2017 (1)
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.05)
Net realized and unrealized gain on investments	0.27
Total from investment operations	0.22
Net asset value, end of period	$10.22
Total return (3,4)	2.20%
Net assets, at end of period (000’s)	$28,354
Ratio of gross expenses to average net assets (5,6,7)	3.07%
Ratio of net expenses to average net assets (6,7)	2.61%
Ratio of net investment loss to average net assets (6)	(1.25)%
Portfolio Turnover Rate (4)	37%

(1)	The Balter Invenomic Fund commenced operations on June 19, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.70%
After fees waived	2.24%

See accompanying notes to financial statements.

Balter Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

Investor Class

For the
Period Ended
October 31, 2017 (1)
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.07)
Net realized and unrealized gain on investments	0.28
Total from investment operations	0.21
Net asset value, end of period	$10.21
Total return (3,4)	2.10%
Net assets, at end of period (000’s)	$1
Ratio of gross expenses to average net assets (5,6,7)	3.32%
Ratio of net expenses to average net assets (6,7)	2.86%
Ratio of net investment loss to average net assets (6)	(2.85)%
Portfolio Turnover Rate (4)	37%

(1)	The Balter Invenomic Fund commenced operations on June 19, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.95%
After fees waived	2.49%

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015		October 31, 2014 (1)
Net asset value, beginning of period	$10.37	$10.08	$9.99		$10.00
Activity from investment operations:
Net investment loss (2)	(0.23)	(0.24)	(0.25)		(0.21)
Net realized and unrealized gain on investments	2.11	0.53	0.34		0.20
Total from investment operations	1.88	0.29	0.09		(0.01)
Less distributions from:
Net realized gains	(0.07)	—	—		—
Total distributions	(0.07)	—	—		—
Net asset value, end of period	$12.18	$10.37	$10.08		$9.99
Total return (3)	18.16%	2.88%	0.90%		(0.10	)% (4)
Net assets, at end of period (000s)	$164,523	$160,970	$163,367		$127,161
Ratio of gross expenses to average net assets (7,8)	2.56%	2.76%	2.92%		2.91	% (5)
Ratio of net expenses to average net assets (8)	2.52%	2.67%	2.93	% (6)	2.88	% (5)
Ratio of net investment loss to average net assets	(1.99)%	(2.44)%	(2.49)%		(2.49	)% (5)
Portfolio Turnover Rate	212%	228%	292%		248	% (4)

(1)	The Balter L/S Small Cap Equity Fund commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from the prior period.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.23%	2.28%	2.18%	2.22%
After fees waived/recaptured	2.19%	2.19%	2.19%	2.19%

See accompanying notes to financial statements.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	ORGANIZATION

The Balter Discretionary Global Macro Fund, the Balter European L/S Small Cap Fund, the Balter Invenomic Fund and the Balter L/S Small Cap Equity Fund (the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015. The Balter European L/S Small Cap Fund commenced operations on December 30, 2015. The Balter European L/S Small Cap Fund was originally organized as the S.W. Mitchell Small Cap European Fund L.P. Effective as of the close of business January 4, 2016, all of the assets, subject to liabilities of the S.W. Mitchell Small Cap European Fund L.P. were transferred in exchange for Institutional Class shares of the Balter European L/S Small Cap Fund. The net asset value of those shares on the close of business January 4, 2016, after the reorganization was $9.89 for Institutional Class shares and received in-kind capital contributions of securities and cash valued at $1,087,666 in exchange for 108,768 Institutional Class shares. The Balter Invenomic Fund commenced operations on June 19, 2017. The Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund) commenced operations on December 31, 2013 and was previously part of the Professionally Managed Portfolios and reorganized into the Trust on July 27, 2015.

The Funds’ investment objectives are as follows:

Balter Discretionary Global Macro Fund – seeks to generate positive absolute returns in most market conditions.

Balter European L/S Small Cap Fund – seeks to generate absolute returns by investing both long and short in European Companies.

Balter Invenomic Fund – seeks to achieve long-term capital appreciation.

Balter L/S Small Cap Equity Fund – seeks to achieve long-term capital appreciation plus income.

The Balter Discretionary Global Macro Fund, Balter European L/S Small Cap Fund and Balter Invenomic Fund each currently offer two classes of shares: Institutional Class shares and Investor Class shares. Each class of shares is offered at their net asset value. The Balter L/S Small Cap Equity Fund currently offers one share class: Institutional Class shares are offered at net asset value. Each class of shares of each Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Forward foreign currency exchange contracts (‘forward contracts”) are valued at the forward rate. Investments values in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Funds’ calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2017 for the Funds’ investments measured at fair value:

Balter Discretionary Global Macro Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$1,154,341	$—	$—	$1,154,341
Money Market Funds	4,920,284	—	—	4,920,284
Put Options Purchased	25,396	—	—	25,396
Total	$6,100,021	$—	$—	$6,100,021
Liabilities *
Call Options Written	$85,624	$—	$—	$85,624
Forward Currency Contracts	—	322,781	—	322,781
Put Options Written	70,188	—	—	70,188
Securities Sold Short	483,850	—	—	483,850
Long Futures Contracts	103,125	—	—	103,125
Short Futures Contracts	5,499	—	—	5,499
Total	$748,286	$322,781	$—	$1,071,067

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Balter European L/S Small Cap Equity Fund

Assets **	Level 1	Level 2	Level 3	Total
Common Stock	$55,849,747	$—	$—	$55,849,747
Forward Currency Contracts	—	458,788	—	458,788
Money Market Fund	9,020,126	—	—	9,020,126
Total	$64,869,873	$458,788	$—	$65,328,661
Liabilities **
Securities Sold Short	$12,832,730	$—	$—	$12,832,730
Total	$12,832,730	$—	$—	$12,832,730

Balter Invenomic Fund

Assets **	Level 1	Level 2	Level 3	Total
Common Stock	$25,874,249	$—	$—	$25,874,249
Call Options Purchased	—	12,323	—	12,323
Money Market Fund	3,296,703	—	—	3,296,703
Total	$29,170,952	$12,323	$—	$29,183,275
Liabilities **
Call Options Written	$—	$71,370	$—	$71,370
Securities Sold Short	19,128,627	—	—	19,128,627
Total	$19,128,627	$71,370	$—	$19,199,997

Balter L/S Small Cap Equity Fund

Assets **	Level 1	Level 2	Level 3	Total
Common Stock	$115,218,319	$—	$—	$115,218,319
Call Options Purchased	74,928	21,385	—	96,313
Money Market Fund	44,469,094	—	—	44,469,094
Put Options Purchased	68,053	13,005	—	81,058
Rights	—	—	0	0
Total	$159,830,394	$34,390	$0	$159,864,784
Liabilities **
Call Options Written	$34,537	$2,098	$—	$36,635
Put Options Written	2,815	2,065	—	4,880
Securities Sold Short	41,578,072	—	—	41,578,072
Total	$41,615,424	$4,163	$—	$41,619,587

The Funds did not hold any Level 3 securities during the period, with the exception of the Balter L/S Small Cap Equity Fund. There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Consolidated Portfolio of Investments for industry classification.

**	Refer to the Portfolio of Investments for industry classification.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

The following is a reconciliation of Nextstar Broadcasting Group CVR (Balter L/S Small Cap Equity Fund), for which Level 3 inputs were used in determining value:

Balter L/S Small Cap
Equity Fund
Beginning balance October 31, 2016	$—
Total realized gain/(loss)	—
Change in unrealized appreciation	—
Capital Distribution	—
Tax basis adjustment	—
Net Transfers in/(out) of Level 3	—
Ending Balance October 31, 2017	$—

The total change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments still held at October 31, 2017, was $0 for the Balter L/S Small Cap Equity Fund.

Quantitative disclosures of unobservable inputs and assumptions used by the Balter L/S Small Cap Equity Fund are below.

Investments in Securities

Balter L/S Small Cap Equity Fund	Fair Value	Valuation Techniques	Unobservable Input
Nextstar Broadcasting Group CVR	$—	Contingent Value Rights	Potential future cash payments
$—

Fair value securities as a percent of net assets at October 31, 2017 were 0.0% for the Balter L/S Small Cap Equity Fund.

Investments in Wholly-Owned Subsidiaries – The financial statements of the Balter Discretionary Global Macro Fund are consolidated and include the accounts of Balter Discretionary Macro Offshore Ltd. a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which invest in commodity futures and other investments intended to serve as margin or collateral for the Subsidiary derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by Balter. All intercompany accounts and transactions have been eliminated in consolidation of the Fund. The accompanying financial statements reflect the financial positions of the Fund and the results of operations on a consolidated basis with the Subsidiary. The Fund may invest up to 25% of its total assets at the end of each fiscal quarter in the Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of the Balter Discretionary Global Macro Fund’s investments in the CFC is as follows:

			% of the Fund’s
		CFC Net Assets at	Total Net Assets at
	Inception Date of SPC	October 31, 2017	October 31, 2017
Balter Discretionary Global Macro Offshore Ltd.	6/5/2015	$2,270,278	2.3%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Futures Contracts – The Funds may purchase or sell futures contracts in pursuit of their investment objectives. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Swap Agreements – The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marked to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The fair value of these financial instruments are located under unrealized appreciation on swap contracts and unrealized depreciation on swap contracts on the Statement of Assets and Liabilities. The realized gains on swaps and change in unrealized loss on swaps are located on the Statement of Operations.

Federal income tax – It is the Funds’ policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Balter Discretionary Global Macro Fund in its October 31, 2015 through October 31, 2016 tax returns, taken by the Balter European L/S Small Cap Fund in its October 31, 2016 and taken by the Balter L/S Small Cap Equity Fund in its October 31, 2014 through October 31, 2016 tax returns or expected to be taken by each of the Funds in their October 31, 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Funds makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

3.	INVESTMENT TRANSACTIONS

For the period ended October 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and securities sold short, amounted to the following:

	Purchases	Sales
Balter Discretionary Global Macro Fund	$23,542,752	$23,693,878
Balter European L/S Small Cap Fund	83,536,389	36,486,279
Balter Invenomic Fund	33,237,936	9,134,673
Balter L/S Small Cap Equity Fund	254,269,604	291,445,458

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Balter Liquid Alternatives, LLC serves as the Fund’s investment advisor. Pursuant to an Investment Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds each pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.70%, 2.00%, 2.00% and 1.95% of the average daily net assets of the Balter Discretionary Global Macro Fund, the Balter European L/S Small Cap Fund, the Balter Invenomic Fund and the Balter L/S Small Cap Equity Fund, respectively. The Advisor, on behalf of the Balter Discretionary Global Macro Fund, has entered into a Sub-Advisory agreement with Willowbridge Associates, Inc. (each a “Sub-Advisor,” and collectively, the “Sub-Advisors”) and the Advisor compensates the Sub-Advisor out of the investment advisory fee it receives from the Fund. The Advisor, on behalf of the Balter European L/S Small Cap Fund, has entered into a Sub-Advisory agreement with S.W. Mitchell Capital LLP and the Advisor compensates the Sub-Advisor out of the investment Advisory fee it receives from the Fund. The Advisor, on behalf of the Balter Invenomic Fund, has entered into a Sub-Advisory agreement with Invenomic Capital Management LP and the Advisor compensates the Sub-Advisor out of the investment Advisory fee it receives from the Fund. The Advisor, on behalf of the Balter L/S Small Cap Equity Fund, has entered into a Sub-Advisory agreement with Midwood Capital Management LLC, Apis Capital Advisors, LLC, Millrace Asset Group, Inc., 12th Street Asset Management Company and Intrinsic Edge Capital Management, LLC and the Advisor compensates each Sub-Advisor out of the investment advisory fees it receives from the Fund. As of February 1, 2017, Apis Capital Advisors, LLC no longer serves as a Sub-Advisor for the Balter L/S Small Cap Equity Fund.

For the period ended October 31, 2017, the advisory fees incurred by the Funds were as follows:

Fund	Advisory Fee
Balter Discretionary Global Macro Fund	$1,941,994
Balter European L/S Small Cap Fund	830,133
Balter Invenomic Fund	190,673
Balter L/S Small Cap Equity Fund	3,082,291

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter Discretionary Global Macro Fund, until at least February 28, 2018 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 1.89% and 2.19% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter European L/S Small Cap Fund, until at least February 28, 2019 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.24% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Fund’s Advisor has agreed to waive its fees and/or absorb expenses of the Balter Invenomic Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions,

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) for the Fund do not exceed 2.24% and 2.49% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2019. The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter L/S Small Cap Equity Fund, until at least February 28, 2018 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.19% of the Fund’s average net assets, for Institutional Class.

During the period ended October 31, 2017 the Advisor waived fees for each fund as follows:

Fund	Advisory Fee Waiver
Balter Discretionary Global Macro Fund	$110,823
Balter European L/S Small Cap Fund	105,339
Balter Invenomic Fund	43,963
Balter L/S Small Cap Equity Fund	53,505

The total amount of previously waived fees subject to recapture by the Advisor as of October 31, 2017 were as follows:

	Expiration	Expiration	Expiration
Fund	October 31, 2018	October 31, 2019	October 31, 2020	Total
Balter Discretionary Global Macro Fund	$63,347	$156,467	$110,823	$330,637
Balter European L/S Small Cap Fund	—	85,413	105,339	190,752
Balter Invenomic Fund	—	—	43,963	43,963
Balter L/S Small Cap Equity Fund	—	114,854	53,505	168,359

Distributor The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Balter Discretionary Global Macro Fund, Balter European L/S Small Cap Fund and Balter Invenomic Fund may pay 0.25% year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the period ended October 31, 2017, the Funds incurred distribution fees of $2,964, $421 and $1, respectively, for the Balter Discretionary Global Macro Fund, the Balter European L/S Small Cap Fund and the Balter Invenomic Fund.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative instruments on the Funds’ Statement of Assets and Liabilities as of October 31, 2017.

Balter Discretionary Global Macro Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Foreign currency contracts/Currency risk	Unrealized depreciation on foreign currency contracts	$(322,781)

Currency contracts/Currency risk	Unrealized depreciation on futures contracts	1,226
Interest rate contracts/Interest rate risk	Unrealized depreciation on futures contracts	(109,850)
		$(108,624)

Interest rate contracts/Interest rate risk	Investment securities at value	$25,396

Interest rate contracts/Interest rate risk	Options Written	$(155,812)

Balter European L/S Small Cap Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Foreign currency contracts/Currency Risk	Unrealized appreciation on foreign currency contracts	$458,788

Balter Invenomic Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contracts/Equity price risk	Investment securities at value	$12,323

Equity Contracts/Equity price risk	Options Written	$(71,370)

Balter L/S Small Cap Equity Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contracts/Equity price risk	Investment securities at value	$177,371

Equity Contracts/Equity price risk	Options Written	$(41,515)

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2017.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Balter Discretionary Global Macro Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Foreign Currency Contracts	on Foreign Currency Contracts
Currency contracts/Currency risk	$442,219	$(163,418)

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Futures Contracts	on Futures Contracts
Commodity contracts/Commodity Risk	$(426,082)	$(126,444)
Currency contracts/Currency risk	604,695	(213,708)
Fixed income contracts/Interest rate risk	(792,222)	(231,575)
Index contracts/Equity Price Risk	(1,275,651)	(7,750)
	$(1,889,260)	$(579,477)

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Purchased	on Options Purchased
Currency contracts/Currency risk	$(137,526)	$(41,127)
Commodity contracts/Commodity Risk	(62,060)	(403)
Fixed income contracts/Interest rate risk	(84,677)	(3,728)
Index contracts/Equity Price Risk	(1,166,772)	(3,437)
	$(1,451,035)	$(48,695)

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Commodity contracts/Commodity Risk	$606,318	$(15,447)
Currency contracts/Currency risk	502,233	55,686
Equity contracts/Equity price risk	48,310	—
Index contracts/Equity Price Risk	1,071,074	—
Fixed income contracts/Interest rate risk	1,141,592	36,063
	$3,369,527	$76,302

Balter European L/S Small Cap Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Foreign Currency Contracts	on Foreign Currency Contracts
Currency contracts/Currency risk	$(1,697,169)	$454,010

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Swaps	on Swaps
Equity contracts/Equity Price Risk	$4,164,561	$83,315

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Balter Invenomic Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Options Purchased	on Options Purchased
Equity contracts/Equity Price Risk	$19,929	$(10,716)

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Equity contracts/Equity Price Risk	$10,614	$18,655

Balter L/S Small Cap Equity Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Purchased	on Options Purchased
Equity contracts/Equity Price Risk	$(717,150)	$(78,489)

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Equity contracts/Equity Price Risk	$275,064	$10,412

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Swaps	on Swaps
Equity contracts/Equity Price Risk	$353,313	$(1,021,825)

The notional value and contracts of the derivative instruments outstanding as of October 31, 2017 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

During the year ended October 31, 2017, the Funds were not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2017 for the Funds.

Balter Discretionary Global Macro Fund

Liabilities:			Gross Amounts	Net Amounts
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements
	of Recognized		Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Unrealized depreciation on foreign currency contracts	$322,781	(1)	$—	$322,781	$—	$322,781	(2)	$—
Unrealized depreciation on futures contracts	108,624	(1)	—	108,624	—	108,624	(2)	—
Options written	155,812	(1)	—	155,812	—	155,812	(2)	—
Securities sold short	483,850	(1)	—	483,850	—	483,850	(2)	—
	$1,071,067		$—	$1,071,067	$—	$1,071,067		$—

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Balter European L/S Small Cap Fund

Assets:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Unrealized appreciation on foreign currency contracts	$458,788	(1)	$—	$458,788	$—		$458,788	(2)	$—

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Securities Sold Short	$12,832,730	(1)	$—	$12,832,730	$12,832,730	(2)	$—		$—

Balter Invenomic Fund

Assets:			Gross Amounts	Net Amounts
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements
	of Recognized		Assets &	of Assets &	Financial		Cash Collateral
Description	Assets		Liabilities	Liabilities	Instruments		Pledged/Received	Net Amount
Options Purchased	$12,323	(1)	$—	$12,323	$12,323	(2)	$—	$—

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received	Net Amount
Options Written	$71,370	(1)	$—	$71,370	$71,370	(2)	$—	$—
Securities sold short	19,128,627	(1)	—	19,128,627	19,128,627	(2)	—	—
	$19,199,997		$—	$19,199,997	$19,199,997		$—	$—

Balter L/S Small Cap Equity Fund

Assets:			Gross Amounts	Net Amounts
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements
	of Recognized		Assets &	of Assets &	Financial		Cash Collateral
Description	Assets		Liabilities	Liabilities	Instruments		Pledged/Received	Net Amount
Options Purchased	$177,371	(1)	$—	$177,371	$177,371	(2)	$—	$—

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received	Net Amount
Options Written	$41,515	(1)	$—	$41,515	$41,515	(2)	$—	$—
Securities sold short	41,578,072	(1)	—	41,578,072	41,578,072	(2)	—	—
	$41,619,587		$—	$41,619,587	$41,619,587		$—	$—

(1)	Unrealized depreciation on futures contracts, unrealized appreciation on swaps, futures options short at value, and securities sold short as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2017, the shareholders listed below held more than 25% of an individual Fund and may be deemed to control that Fund.

Shareholder	Fund	Percent
Strafe & Co.	Balter Discretionary Global Macro Fund	87.69%
Strafe & Co.	Balter European L/S Small Cap Fund	46.60%
Strafe & Co.	Balter Invenomic Fund	90.13%
Strafe & Co.	Balter L/S Small Cap Equity Fund	67.85%

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

7.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 60 days. The redemption fee is paid directly to the applicable Fund. For the period ended October 31, 2017, the Balter Discretionary Global Macro Fund assessed $4,075 and $0 in redemption fees for Institutional Class and Investor Class shares, respectively. The Balter European L/S Small Cap Fund assessed $753 and $0 in redemption fees for Institutional Class and Investor Class shares, respectively. The Balter Invenomic Fund and the Balter L/S Small Cap Equity Fund did not assess any redemption fees during the period ended October 31, 2017.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended October 31, 2017 and October 31, 2016 was as follows:

For the year ended October 31, 2017:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Balter Discretionary Global Macro Fund	$—	$—	$—	$—
Balter European L/S Small Cap Equity Fund	—	—	—	—
Balter Invenomic Fund	—	—	—	—
Balter L/S Small Cap Equity Fund	—	969,227	—	969,227

For the year ended October 31, 2016:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Balter Discretionary Global Macro Fund	$841,185	$—	$445	$841,630
Balter European L/S Small Cap Equity Fund	—	—	—	—
Balter Invenomic Fund	—	—	—	—
Balter L/S Small Cap Equity Fund	—	—	—	—

As of October 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Balter Discretionary Global Macro Fund	$—	$279,482	$(1,553,996)	$—	$(1,754,779)	$(424,444)	$(3,453,737)
Balter European L/S Small Cap Equity Fund	3,677,769	12,393	—	—	—	4,343,518	8,033,680
Balter Invenomic Fund	377,988	—	—	—	(12,910)	229,780	594,858
Balter L/S Small Cap Equity Fund	2,331,906	9,774,638	—	—	(928,133)	24,458,977	35,637,388

The difference between book basis and tax basis accumulated net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, C Corp return of capital distributions, real estate investment trusts, the mark-to-market treatment of passive foreign investment companies, swaps, futures, options and foreign exchange contracts, and adjustments for the Discretionary Global Macro Funds’ wholly owned subsidiary. In addition, the amount listed under other book/tax differences for the Long/ Short Small Cap Equity Fund and Invenomic Fund are primarily attributable to the tax deferral of losses on straddles and constructive sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Balter Discretionary Global Macro Fund	$1,553,996
Balter European L/S Small Cap Equity Fund	—
Balter Invenomic Fund	—
Balter L/S Small Cap Equity Fund	—

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), non-deductible expenses, net operating losses, the reclass of income distributions, and adjustments for swaps, passive foreign investment companies, REITS, grantor trusts, C Corp return of capital distributions and the capitalization of in lieu dividend payments resulted in reclassifications for the following Funds for the year ended October 31, 2017 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Balter Discretionary Global Macro Fund	$(1,804,799)	$2,432,395	$(627,596)
Balter European L/S Small Cap Equity Fund	73	2,486,110	(2,486,183)
Balter Invenomic Fund	(3,658)	119,171	(115,513)
Balter L/S Small Cap Equity Fund	180,602	7,411,752	(7,592,354)

9.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Balter L/S Small Cap Equity Fund (the “Fund”) currently invests a portion of its assets in the Fidelity Institutional Money Market Funds – Government Portfolio (the “Fidelity Fund”). The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with the Fund’s financial statements. As of October 31, 2017, the percentage of the Fund’s net assets invested in the Fidelity Fund was 27.0%.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. As of December 27, 2017 the Balter Discretionary Global Macro Fund is closed to all new investors. Management has concluded that there are no other impacts requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust II and

Shareholders of

Balter Discretionary Global Macro Fund

Balter European L/S Small Cap Fund

Balter Invenomic Fund and

Balter L/S Small Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, of Balter European L/S Small Cap Fund, Balter Invenomic Fund and Balter L/S Small Cap Equity Fund each a series of Northern Lights Fund Trust II (the “Trust”), including the portfolio of investments, as of October 31, 2017, and with respect to Balter European L/S Small Cap Fund the related statements of operations, the statements of changes in net assets and the financial highlights the year the ended and for the period December 30, 2015 (commencement of operations) to October 31, 2016, and with respect to Balter Invenomic Fund the related statements of operations, the statements of changes in net assets and the financial highlights the for the period June 19, 2017 (commencement of operations) to October 31, 2017, and with respect to Balter L/S Small Cap Equity Fund the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 31, 2013 (commencement of operations) to October 31, 2014. We have audited the accompanying consolidated statements of assets and liabilities, of Balter Discretionary Global Macro Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolios of investments, as of October 31, 2017, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and for the period May 28, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balter European L/S Small Cap Fund, Balter Invenomic Fund and Balter L/S Small Cap Equity Fund as of October 31, 2017, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Balter Discretionary Global Macro Fund as of October 31, 2017, and the results of their consolidated operations, the consolidated changes in their net assets and their consolidated financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 28, 2017

Balter Funds
EXPENSE EXAMPLES (Unaudited)
October 31, 2017

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions; and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as noted below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
Actual	Account Value	Account Value	During Period	the Period
	5/1/17	10/31/17	5/1/17 – 10/31/17*	5/1/17 – 10/31/17*
Balter Discretionary Global Macro Fund
Institutional Class	$1,000.00	$972.40	$9.40	1.89%
Investor Class	$1,000.00	$971.30	$10.88	2.19%
Balter European L/S Small Cap Fund
Institutional Class	$1,000.00	$1,078.60	$11.74	2.24%
Investor Class	$1,000.00	$1,077.60	$13.30	2.54%
Balter L/S Small Cap Equity Fund
Institutional Class	$1,000.00	$1,058.20	$11.36	2.19%
	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
	6/19/17	10/31/17	6/19/17 – 10/31/17**	6/19/17 – 10/31/17**
Balter Invenomic Fund
Institutional Class	$1,000.00	$1,022.00	$8.38	2.24%
Investor Class	$1,000.00	$1,021.00	$9.31	2.49%
	Beginning	Ending	Expenses Paid	Expense Ratio During
Hypothetical ***	Account Value	Account Value	During Period	the Period
(5% return before expenses)	5/1/17	10/31/17	5/1/17 – 10/31/17*	5/1/17 – 10/31/17*
Balter Discretionary Global Macro Fund
Institutional Class	$1,000.00	$1,015.68	$9.60	1.89%
Investor Class	$1,000.00	$1,014.17	$11.12	2.19%
Balter European L/S Small Cap Fund
Institutional Class	$1,000.00	$1,013.91	$11.37	2.24%
Investor Class	$1,000.00	$1,012.40	$12.88	2.54%
Balter L/S Small Cap Equity Fund
Institutional Class	$1,000.00	$1,014.17	$11.12	2.19%
Balter Invenomic Fund
Institutional Class	$1,000.00	$1,013.91	$11.37	2.24%
Investor Class	$1,000.00	$1,012.65	$12.63	2.49%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (135) divided by the number of days in the fiscal year (365).

***	The hypothetical example assumes that the Fund was in operation for the full six months ended 10/31/2017.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 18 and 19, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the renewal of the Investment Advisory Agreement between the Trust, on behalf of each of the Balter Discretionary Global Macro Fund (“Balter Global Macro”) and the Balter L/S Small Cap Equity Fund (“Balter L/S Small Cap”) (the “Balter Funds”), each a series of the Trust, and Balter Liquid Alternatives, LLC (“Balter”) (“Balter Advisory Agreement”). The Board further considered the approval of the renewal of the Sub-Advisory Agreement between Balter and Willowbridge Associates, Inc. (“Willowbridge”) with respect to Balter Global Macro (“Willowbridge Sub-Advisory Agreement’), and the Sub-Advisory Agreement between Balter and Millrace Asset Group, LLC (“Millrace”) on behalf of Balter L/S Small Cap (“Millrace Sub-Advisory Agreement” together with the Willowbridge Sub-Advisory Agreement, the “Balter Sub-Advisory Agreements” and the Balter Sub-Advisory Agreements together with the Balter Advisory Agreement the “Balter Funds Advisory Agreements”).

Based on their evaluation of the information provided by Balter, Willowbridge, and Millrace, in conjunction with each of the Balter Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved each of the Balter Funds Advisory Agreements with respect to each of the Balter Funds.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Balter Advisory Agreement and the Balter Sub-Advisory Agreements, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Balter Advisory Agreements and comparative information relating to the advisory fees and other expenses of the Balter Funds. The materials also included due diligence materials relating to Balter, Willowbridge, and Millrace (including due diligence questionnaires completed by Balter, Willowbridge, and Millrace, Balter’s, Willowbridge’s, and Millrace’s Forms ADV, select financial information of Balter, Willowbridge, and Millrace, bibliographic information regarding Balter’s, Willowbridge’s, and Millrace’s key management and investment advisory personnel, and comparative fee information relating to each of the Balter Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Balter Advisory Agreement with respect to each of the Balter Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreement. In considering the approval of the Balter Advisory Agreement with respect to each of the Balter Funds, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board noted that Balter had previously provided the Board with materials related to the Balter Advisory Agreement, including information on the firm’s related investment performance with its existing clients. During the discussions with the representatives of Balter, the Board reviewed materials provided by Balter including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for each of Balter Global Macro and Balter L/S Small Cap including the team of individuals that primarily monitor and execute the investment process and provide oversight of Balter Global Macro and Balter L/S Small Cap Fund’s sub-advisers. The Board then discussed the extent of Balter’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Balter’s specific responsibilities in all aspects of the day-to-day management of each of Balter Global Macro and Balter L/S Small Cap, including Balter’s continued oversight of each of the Balter Global Macro and Balter L/S Small Cap’s sub-advisers to ensure that each sub-adviser adheres to its particular investment strategy. Additionally, the Board received satisfactory responses from the representative of Balter with respect to a series of important questions, including: whether Balter is involved in any lawsuits or pending regulatory actions; whether the management of other

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2017

accounts would conflict with its management of Balter Global Macro and Balter L/S Small Cap; and whether Balter has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Balter of its practices for monitoring compliance with each of Balter Global Macro and Balter L/S Small Cap’s investment limitations, noting that Balter’s CCO will periodically review the portfolio managers’ performance of their duties with respect to each of Balter Global Macro and Balter L/S Small Cap to ensure compliance under Balter’s compliance program. The Board discussed and noted Balter’s robust compliance program and strong professional staff. The Board then reviewed the capitalization of Balter based on financial information and other materials provided and discussed with Balter and concluded that Balter was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to Balter Global Macro and Balter L/S Small Cap. With respect to Balter’s D&O/E&O insurance policy, the Board noted that to the extent that a sub-adviser should commit a trading error, Balter would be responsible for the payment of any monies owed a Fund and would then seek reimbursement from the appropriate sub-adviser by reducing the sub-advisory fee to be paid to the respective sub-adviser. The Board concluded that Balter had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Balter Advisory Agreement with respect to Balter Global Macro and Balter L/S Small Cap and that the nature, overall quality and extent of the management services to be provided by Balter were satisfactory and reliable.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of Balter Global Macro as compared to its Morningstar selected peer group, Morningstar category and benchmark for the one year and since inception periods ended March 31, 2017. The Board noted that Balter Global Macro had underperformed its peer group and Morningstar category medians for the one year period, outperformed its peer group median but underperformed its Morningstar category median since inception, and underperformed its benchmarks, the Barclays Global Aggregate Bond Index (“Barclays Index”) and MSCI All Country World Index (“MSCI Index”), for the since inception period while outperforming the Barclays Index but underperforming the MSCI Index for the 1 year period. The Board noted based on its discussions with Balter that lagging performance was primarily due to a challenging market environment for discretionary macro investing and low market volatility. The Board further noted that the Fund should perform favorably during a normal, volatile market cycle. With respect to Balter L/S Small Cap, the Board discussed the reports prepared by Morningstar and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended March 31, 2017. The Board noted that the Fund had outperformed its peer group and Morningstar category for the one and three year and since inception periods but underperformed its benchmark (Russell 2000) for each of those periods. After further discussion, the Board concluded that overall, each of Balter Global Macro and Balter L/S Small Cap Fund’s past performance were satisfactory and in-line with its investment objectives.

Fees and Expenses. As to the costs of the services provided by Balter, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Balter Global Macro’s and Balter L/S Small Cap’s advisory fees and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Reports. For each of Balter Global Macro and Balter L/S Small Cap, the Board noted the advisory fees were on the high side but not the highest in their Morningstar category although the advisory fee for Balter Global Macro was the highest in its peer group. The Board further noted that Balter is responsible to pay each sub-adviser out of the advisory fees it receives from each of Balter Global Macro and Balter L/S Small Cap which accounts for the higher advisory fee being charged to each Fund. The Board reviewed the proposed contractual arrangements for each of Balter Global Macro and Balter L/S Small Cap, which stated that Balter had agreed to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2018 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed (i) 1.89% and 2.19% of Balter Global Macro’s average net assets for Institutional and Investor Class shares, respectively, and (ii) 2.19% and 2.54% of Balter L/S Small Cap’s average net assets for Institutional and Investor Class shares, respectively; and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, based on Balter’s experience and expertise, and the services to be provided by Balter to each of Balter Global Macro and Balter L/S Small Cap, the advisory fees charged by Balter were not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Balter with respect to each of Balter Global Macro and Balter L/S Small Cap based on its review of the break even and profitability reports and analyses and the selected financial information provided by Balter. The Board concluded that based on the services provided and the projected growth of Balter Global Macro and Balter L/S Small Cap that profits from Balter’s relationship with each of Balter Global Macro and Balter L/S Small Cap were not excessive.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2017

Economies of Scale. As to the extent to which each of Balter Global Macro and Balter L/S Small Cap will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Balter’s expectations for growth of each of the funds. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term but that the Board would continue to monitor the growth of Balter Global Macro and Balter L/S Small Cap and, should either of the funds reach scale, would consider adding breakpoints at such time.

The Board then reviewed and discussed the written materials that were provided by Willowbridge in advance of the Meeting and deliberated on the approval of the renewal of the Willowbridge Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Willowbridge, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Willowbridge; (iii) the performance history of Willowbridge; and (iv) Willowbridge’s financial condition, history of operations and ownership structure. In considering the approval of the Balter Global Macro Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Willowbridge, the Board noted the experience of the portfolio management and research personnel of Willowbridge, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of Willowbridge and reviewed supporting materials. The Board reviewed the presentation materials prepared by Willowbridge describing its investment process. The Board received responses from Willowbridge with respect to a series of important questions, including: whether Willowbridge is involved in any lawsuits or pending regulatory actions. The Board noted that Willowbridge had received and responded to letters from the SEC and CFTC and requested that either the Trust’s CCO review the letters and Willowbridge’s responses thereto during his next onsite visit or that Trust counsel review such letters and responses on a confidential basis and for either to report back to the Board no later than its next quarterly meeting in July. The Board discussed Willowbridge’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for Willowbridge included in the Board Materials, the Board concluded that Willowbridge had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Willowbridge Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided to Balter and Balter Global Macro were satisfactory.

Performance. The Board considered Willowbridge’s past performance as well as other factors relating to Willowbridge’s track record. The Board concluded that the performance track record of Willowbridge was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by Willowbridge, the Board discussed the sub-advisory fee payable to Willowbridge. The Board considered that Willowbridge is paid by Balter and not by Balter Global Macro and noted Balter’s confirmation to the Board that, in its opinion, the sub-advisory fee paid to Willowbridge was reasonable in light of the quality of the services performed by them. The Trustees discussed the total fees to be paid to Willowbridge, and noted that Willowbridge received no other compensation from Balter Global Macro or Balter except the sub-advisory fee earned pursuant to the Willowbridge Sub-Advisory Agreement and payable by Balter. It was noted, however, that there is a sub-advisory agreement between Willowbridge and Balter with respect to the wholly-owned subsidiary of Balter Global Macro (the “Balter Global Macro Subsidiary Sub-Advisory Agreement”). While the Balter Global Macro Subsidiary Sub-Advisory Agreement provides for a sub-advisory fee, it was noted that the agreement includes a provision requiring Willowbridge to waive any sub-advisory fees owed by Balter pursuant to the Balter Subsidiary Sub-Advisory Agreement in proportion to the fees Willowbridge receives pursuant to the Willowbridge Sub-Advisory Agreement so as to avoid double charging on the same assets at both the Balter Global Macro and the subsidiary levels. As to the costs of the services to be provided, the Trustees noted that because all sub-advisory fees will be paid by Balter, the overall advisory fee paid by Balter Global Macro is not directly affected by the sub-advisory fees. Additionally, the Board noted that, while Willowbridge did not manage any other fund or account in an identical manner as Balter Global Macro, Willowbridge typically charged its private funds and managed accounts a 2.00% management fee and 20% incentive fee which was more than the fee it charged in connection with sub-advising Balter Global Macro. Based on all these factors, the Board concluded that the sub-advisory fee to be paid under the Willowbridge Sub-Advisory Agreement was reasonable in light of the services to be provided thereunder.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2017

Profitability. As to profits realized by Willowbridge, the Trustees reviewed a profitability analysis that was provided by Willowbridge. The Board noted that because the sub-advisory fee was paid by Balter, the overall advisory fee paid by the Fund was not and will not be directly affected by the sub-advisory fee paid to Willowbridge. Consequently, the Board did not consider the profitability of Willowbridge to be a significant factor, although it concluded that the profits realized by Willowbridge were not excessive.

Economies of Scale. Because the sub-advisory fees are not paid by Balter Global Macro, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Global Macro increase.

The Board then reviewed and discussed the written materials that were provided by in advance of the Meeting and deliberated on the approval of the renewal of the Millrace Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Millrace to Balter L/S Small Cap, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Millrace; (iii) the performance history of Millrace; and (iv) Millrace’s financial condition, history of operations and ownership structure. In considering the approval of the renewal of the Millrace Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Millrace, the Board noted the experience of the portfolio management and research personnel of Millrace, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of Millrace noting that Millrace had not provided any financial information but had offered to make such information available for review in Millrace’s offices. The Board concluded that the Trust’s CCO or his designee would review Millrace’s financial information during the next annual compliance site visit and report back to the Board on his findings no later than the Board’s next quarterly meeting in July 2017. The Board reviewed the presentation materials prepared by Millrace describing their investment process. The Board received satisfactory responses from Millrace with respect to a series of important questions, including: whether Millrace was involved in any lawsuits or pending regulatory actions. The Board discussed Millrace’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for Millrace included in the Board Materials, the Board concluded that Millrace had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Millrace Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided to Balter L/S Small Cap were satisfactory.

Performance. The Board considered Millrace’s past performance as well as other factors relating to Millrace’s track record. The Board concluded that the performance track record of Millrace was satisfactory.

Fees and Expenses. As to the costs of the services provided by Millrace, the Board discussed the sub-advisory fee payable to Millrace. The Board considered that Millrace was paid by Balter and not by Balter L/S Small Cap and noted Balter’s confirmation to the Board that, in its opinion, the sub-advisory fee paid to Millrace was reasonable in light of the quality of the services performed by them. The Trustees discussed the total fees paid to Millrace, and noted that Millrace would receive no compensation from Balter L/S Small Cap or Balter other than the sub-advisory fee earned pursuant to the Millrace Sub-Advisory Agreement and payable by Balter. The Board also noted that for the private fund that Millrace managed, it received an asset based management fee ranging from 1.00% to 1.50% plus a 0.20% incentive fee which is more than what it received for managing its allocated portion of Balter L/S Small Cap. Based on these factors, the Board concluded that the sub-advisory fee paid under the Millrace Sub-advisory Agreement was reasonable in light of the services provided thereunder.

Profitability. As to profits realized by Millrace, the Trustees reviewed a profitability analysis that was provided by Millrace. The Board noted that because the sub-advisory fee was paid by Balter, the overall advisory fee paid by Balter L/S Small Cap was not and would not be directly affected by the sub-advisory fee paid to Millrace. Consequently, the Board did not consider the profitability of Millrace to be a significant factor, although it concluded that the profits realized by Millrace were not excessive.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2017

Economies of Scale. Because the sub-advisory fees are not paid by Balter L/S Small Cap, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Long/Short increase.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Balter Funds Advisory Agreements, the Balter Funds Sub-Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Balter, Willowbridge, and Millrace as the Board believed to be reasonably necessary to evaluate the terms of each Balter Funds Advisory Agreement as appropriate, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Balter Funds Advisory Agreement separately, (a) the terms of the Balter Funds Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Balter Funds Advisory Agreement is in the best interests of Balter Global Macro and Balter L/S Small Cap and its shareholders, as appropriate. In considering the approval of the renewal of each of the Balter Funds Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each Balter Funds Advisory Agreement was in the best interests of Balter Global Macro and Balter L/S Small Cap and their respective shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Balter Funds Advisory Agreement.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Balter European Small Cap Fund (“Balter European Small Cap”) and Balter Liquid Alternatives, LLC (“Balter”) (“Balter Advisory Agreement”). The Board further considered the approval of the renewal of the Sub-Advisory Agreement between Balter and S.W. Mitchell Capital LLP (“S.W. Mitchell”) with respect to Balter European Small Cap (“S.W. Mitchell Sub-Advisory Agreement’), and the Sub-Advisory Agreement between Balter and 12th Street Capital Management, LLC ( 12th Street) with respect to Balter L/S Small Cap (“12th Street Sub-Advisory Agreement” together with the S.W. Mitchell Sub-Advisory Agreement, the “Balter Sub-Advisory Agreements” and the Balter Sub-Advisory Agreements together with the Balter Advisory Agreement, the “Balter Funds Advisory Agreements”).

Based on their evaluation of the information provided by Balter, S.W. Mitchell, and 12th Street, in conjunction with each of the respective Balter Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Balter Funds Advisory Agreements.

In advance of the meeting, the Board requested and received materials to assist it in considering the Investment Advisory Agreement and the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Balter Advisory Agreement and the Balter Sub-Advisory Agreements, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Balter Advisory Agreements and comparative information relating to the advisory fees and other expenses of the Balter Funds. The materials also included due diligence materials relating to Balter, S.W. Mitchell, and 12th Street (including due diligence questionnaires completed by Balter, S.W. Mitchell, and 12th Street, Balter’s, S.W. Mitchell’s, and 12th Street’s Forms ADV, select financial information of Balter, S.W. Mitchell, and 12th Street, bibliographic information regarding Balter’s, S.W. Mitchell’s, and 12th Street’s key management and investment advisory personnel, and comparative fee information relating to each of the Balter Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by legal counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such legal counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Balter Advisory Agreement with respect to Balter European Small Cap. The Board relied upon the advice of independent legal counsel and the Trustees’ own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreement. In considering the approval of the Balter Advisory Agreement with respect to Balter European Small Cap, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board noted that Balter had previously provided the Board with materials related to the Balter Advisory Agreement, including information on Balter’s related investment performance with its existing clients. During the discussions with the representatives of Balter, the Board reviewed materials provided by Balter including a description of the manner in which investment decisions are made and executed and a review of the personnel performing services for Balter European Small Cap, including the team of individuals that primarily monitor and execute the investment process and provide oversight of Balter European Small Cap’s Sub-Adviser. The Board then discussed the extent of Balter’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Balter’s specific responsibilities in all aspects of the day-to-day management of Balter European Small Cap, including Balter’s continued oversight of Balter European Small Cap’s Sub-Adviser to ensure that the Sub-Adviser adheres to its particular investment strategy. Additionally, the Board received satisfactory responses from the representative of Balter with respect to a series of important questions, including: whether Balter is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with Balter’s management of Balter European Small Cap; and whether Balter has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Balter of its practices for monitoring compliance with Balter European Small Cap’s investment limitations, noting that Balter’s CCO will periodically review the portfolio managers’ performance

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of their duties with respect to Balter European Small Cap to ensure compliance under Balter’s compliance program. The Board discussed the steps Balter is taking to smoothly transition to a new CCO and compliance consulting firm and noted Balter’s robust compliance program and strong professional staff. The Board then reviewed the capitalization of Balter based on financial information and other materials provided and discussed with Balter and concluded that Balter was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to Balter European Small Cap. The Board noted that to the extent that a Sub-Adviser should commit a trading error, Balter maintained D&O/E&O insurance and would be responsible for the payment of any monies owed to a Balter Fund and would then seek reimbursement from the appropriate Sub-Adviser by reducing the sub-advisory fee to be paid to the respective Sub-Adviser. The Board concluded that Balter had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Balter Advisory Agreement with respect to Balter European Small Cap and that the nature, overall quality and extent of the management services to be provided by Balter were satisfactory and reliable.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of Balter European Small Cap as compared to its Morningstar selected peer group, Morningstar category and benchmark for the one-year and since-inception periods ended September 30, 2017. The Board noted that Balter European Small Cap had outperformed its peer group and Morningstar category medians but underperformed its benchmark, the MSCI Europe Small Cap Index (the MSCI Europe Small Cap”), for the one-year period while it outperformed its Morningstar category median but underperformed its peer group and benchmark for the since-inception period. After further discussion, the Board concluded that overall, Balter European Small Cap’s past performance was satisfactory and in-line with its investment objective.

Fees and Expenses. As to the costs of the services provided by Balter, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Balter European Small Cap’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Reports. The Board noted the advisory fee was on the high side but not the highest in its peer group. The Board further noted that Balter was responsible to pay the Sub-Adviser out of the advisory fees it receives from Balter European Small Cap which accounted for the higher advisory fee being charged to Balter European Small Cap. The Board reviewed the proposed contractual arrangements for Balter European Small Cap, which state that Balter had agreed to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2019 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.24% and 2.54% of Balter European Small Cap’s average annual net assets for Institutional and Investor Class shares, respectively, and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, based on Balter’s experience and expertise, and the services provided by Balter to Balter European Small Cap, the advisory fee charged by Balter was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Balter with respect to Balter European Small Cap based on its review of the breakeven and profitability reports and analyses and the selected financial information provided by Balter. The Board concluded that based on the services provided and the projected growth of Balter European Small Cap, the level of profit from Balter’s relationship with Balter European Small Cap was not excessive.

Economies of Scale. As to the extent to which Balter European Small Cap will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Balter’s expectations for growth of Balter European Small Cap. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term but that the Board would continue to monitor the growth of Balter European Small Cap and that, should Balter European Small Cap reach scale, it would consider adding breakpoints at such time.

The Board then reviewed and discussed the written materials that were provided by S.W. Mitchell in advance of the Meeting and deliberated on the approval of the renewal of the S.W. Mitchell Sub-Advisory Agreement with respect to Balter European Small Cap. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by S.W. Mitchell, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of S.W. Mitchell; (iii) the performance history of S.W. Mitchell; and (iv) S.W. Mitchell’s financial condition, history of operations and ownership structure. In considering the approval of the S.W. Mitchell Sub-Advisory Agreement, the Board reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

Mitchell, the Board noted the experience of the portfolio management and research personnel of S.W. Mitchell, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of S.W. Mitchell and reviewed supporting materials. The Board reviewed the presentation materials prepared by S.W. Mitchell describing its

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investment process. The Board received satisfactory responses from S.W. Mitchell with respect to a series of important questions, including: whether S.W. Mitchell was involved in any lawsuits or pending regulatory actions. The Board discussed S.W. Mitchell’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for S.W. Mitchell included in the Board Materials, the Board concluded that S.W. Mitchell had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the S.W. Mitchell Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter European Small Cap were satisfactory.

Performance. As the sole sub-adviser to Balter European Small Cap, the Board considered Balter European Small Cap’s past performance as well as other factors relating to S.W. Mitchell’s track record. The Board concluded that the performance track record of S.W. Mitchell and Balter European Small Cap was satisfactory and in-line with Balter European Small Cap’s investment objective.

Fees and Expenses. As to the costs of the services to be provided by S.W. Mitchell, the Board discussed the sub-advisory fees payable to S.W. Mitchell. The Board considered that S.W. Mitchell is to be paid by Balter and not by Balter European Small Cap. Balter confirmed to the Board that Balter was of the opinion that the sub-advisory fees to be paid to S.W. Mitchell were reasonable in light of the quality of the services performed by it. The Trustees discussed the total fees expected to be paid to S.W. Mitchell, and noted that S.W. Mitchell would receive no other compensation from Balter European Small Cap or Balter except the sub-advisory fee earned pursuant to the S.W. Mitchell Sub-Advisory Agreement and payable by Balter. Based on the representations of Balter and the materials provided, the Board concluded that the sub-advisory fee paid to S.W. Mitchell was not unreasonable.

Profitability. As to profits to be realized by S.W. Mitchell, the Trustees reviewed the profitability analysis provided by S.W. Mitchell. The Board noted that because the sub-advisory fee was paid by Balter, the overall advisory fee paid by Balter European Small Cap was not and will not be directly affected by the sub-advisory fee paid to S.W. Mitchell. Consequently, the Board did not consider the profitability of S.W. Mitchell to be a significant factor, although it concluded that the level of profit realized by S.W. Mitchell was not excessive.

Economies of Scale. Since the sub-advisory fees are not paid by Balter European Small Cap, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter European Small Cap increase.

The Board then reviewed and discussed the written materials that were provided by in advance of the Meeting and deliberated on the approval of the renewal of the 12th Street Sub-Advisory Agreement with respect to Balter L/S Small Cap. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by 12th Street to Balter L/S Small Cap, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of 12th Street; (iii) the performance history of 12th Street; and (iv) 12th Street’s financial condition, history of operations and ownership structure. In considering the approval of the renewal of the 12th Street Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided 12th Street, the Board noted the experience of the portfolio management and research personnel of 12th Street, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of 12th Street and reviewed supporting materials. The Board reviewed the presentation materials prepared by 12th Street describing its investment process. The Board received satisfactory responses from 12th Street with respect to a series of important questions, including: whether 12th Street was involved in any lawsuits or pending regulatory actions. The Board discussed 12th Street’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for 12th Street included in the Board Materials, the Board concluded that 12th Street had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the 12th Street Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter L/S Small Cap were satisfactory.

Performance. The Board considered 12th Street’s past performance as well as other factors relating to 12th Street’s track record. The Board concluded that the performance track record of 12th Street was satisfactory.

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Fees and Expenses. As to the costs of the services to be provided by 12th Street, the Board discussed the sub-advisory fees payable to 12th Street. The Board considered that 12th Street is to be paid by Balter and not by Balter L/S Small Cap. Balter confirmed to the Board that, in its opinion, the sub-advisory fee to be paid to 12th Street was reasonable in light of the quality of the services performed by it. The Trustees discussed the total fees expected to be paid to 12th Street, and noted that 12th Street would receive no compensation from Balter L/S Small Cap or Balter other than the sub-advisory fee earned pursuant to the 12th Street Sub-Advisory Agreement and payable by Balter. Based on these factors, the Board concluded that the sub-advisory fee to be paid under the 12th Street Sub-Advisory Agreement was reasonable in light of the services to be provided thereunder.

Profitability. As to profits to be realized by 12th Street, the Trustees reviewed the profitability analysis that was provided by 12th Street. The Board noted that because the sub-advisory fee is paid by Balter, the overall advisory fee paid by Balter L/S Small Cap would not be directly affected by the sub-advisory fee paid to 12th Street. Consequently, the Board did not consider the profitability of 12th Street to be a significant factor, although it concluded that the level of profit realized by 12th Street was not excessive.

Economies of Scale. Because the sub-advisory fees are not paid by Balter L/S Small Cap, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter L/S Small Cap increase.

Conclusion: Independent legal counsel again assisted the Board throughout the agreement review and renewal process. The Board relied upon the advice of counsel, and each Trustee’s own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement, the Balter Sub-Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Balter, S.W. Mitchell, and 12th Street as the Board believed to be reasonably necessary to evaluate the terms of each of the Balter Funds Advisory Agreements as appropriate, and as assisted by the advice of independent legal counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each of the Balter Funds Advisory Agreements separately, (a) the terms of the Balter Funds Advisory Agreements are reasonable; (b) the advisory fee is reasonable; and (c) the Balter Funds Advisory Agreements are in the best interests of Balter European Small Cap and Balter L/S Small Cap and its shareholders, as appropriate. In considering the approval of the renewal of each of the Balter Funds Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the Balter Funds Advisory Agreements was in the best interests of Balter European Small Cap and Balter L/S Small Cap and their respective shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the Balter Funds Advisory Agreements.

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FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 18-19, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement between the Trust, on behalf of the Balter Invenomic Fund (“Balter Invenomic”) and Balter Liquid Alternatives, LLC (“Balter”) (“Balter Advisory Agreement”). The Board further considered the approval of the Sub-Advisory Agreement between Balter and Invenomic Capital Management LP (“Invenomic”) with respect to Balter Invenomic (“Invenomic Sub-Advisory Agreement’ together with the Balter Advisory Agreement, the “Balter Advisory Agreements”).

Based on their evaluation of the information provided by Balter and Invenomic, in conjunction with Balter Invenomic’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved each of the Balter Advisory Agreements with respect to Balter Invenomic.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Balter Advisory Agreement and the Invenomic Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Balter Advisory Agreements and comparative information relating to the advisory fees and other expenses of Balter Invenomic. The materials also included due diligence materials relating to Balter and Invenomic (including due diligence questionnaires completed by Balter and Invenomic and Balter’s and Invenomic’s Forms ADV, select financial information of Balter and Invenomic, bibliographic information regarding Balter’s and Invenomic’s key management and investment advisory personnel, and comparative fee information relating to Balter Invenomic) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Balter Advisory Agreement with respect to Balter Invenomic. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreement. In considering the approval of the Balter Advisory Agreement with respect to Balter Invenomic, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board noted that Balter had previously provided the Board with materials related to the New Balter Advisory Agreement, including information on the firm’s related investment performance with its existing clients. During the discussions with Balter, the Board reviewed materials provided by Balter relating to the New Balter Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Balter Invenomic, including the individuals that primarily monitor and execute the investment process and provide oversight of Balter Invenomic’s sub-adviser. The Board then discussed the extent of Balter’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Balter’s specific responsibilities in all aspects of the day-to-day management of Balter Invenomic, including Balter’s oversight of Balter Invenomic’s sub-adviser. Additionally, the Board received satisfactory responses from the representatives of Balter with respect to a series of important questions, including: whether Balter is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management

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of Balter Invenomic; and whether Balter has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Balter of its practices for monitoring compliance with Balter Invenomic’s investment limitations, noting that Balter’s CCO will periodically review the portfolio managers’ performance of their duties with respect to Balter Invenomic to ensure compliance under Balter’s compliance program. With respect to Balter’s D&O/E&O insurance policy, the Board noted that to the extent that a sub-adviser should commit a trading error, Balter’s insurance policy would provide coverage in the event the sub-adviser couldn’t make the Fund whole and Balter could also take other actions like reducing the sub-advisory fee to be paid to the respective sub-adviser. The Board then reviewed the capitalization of Balter based on financial information and other materials provided and discussed with Balter and concluded that Balter was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to Balter Invenomic. The Board concluded that Balter had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the New Balter Advisory Agreement with respect to Balter Invenomic and that the nature, overall quality and extent of the management services to be provided by Balter were satisfactory and reliable.

Performance. Because Balter Invenomic had not commenced operations and Balter did not manage any accounts with a similar strategy, the Trustees could not consider the Fund’s or the Balter’s past performance with respect to a similar strategy.

Fees and Expenses. As to the costs of the services to be provided by Balter, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Balter Invenomic’s proposed advisory fees and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Reports. The Board noted that although the advisory fee was higher than the peer group and the Morningstar category median, it was not the highest in its peer group. The Board reviewed the proposed contractual arrangements for Balter Invenomic, which stated that Balter had agreed to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2019 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed (i) 2.24% and 2.49% of Balter Invenomic’s average net assets, for Institutional Class shares and Investor Class shares, respectively, and found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group and the Morningstar category median, but not the highest in its peer group. It was the consensus of the Board that, based on Balter’s experience and expertise, and the services to be provided by Balter to Balter Invenomic, the advisory fee to be charged by Balter to Balter Invenomic was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Balter with respect to Balter Invenomic based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by Balter. With respect to Balter, the Board concluded that the anticipated profit from Balter’s relationship with Balter Invenomic was not excessive.

Economies of Scale. As to the extent to which Balter Invenomic will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Balter’s expectations for growth of Balter Invenomic. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided by Invenomic in advance of the Meeting and deliberated on the approval of the Invenomic Sub-Advisory Agreement with respect to Balter Invenomic. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Invenomic, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Invenomic; (iii) the performance history of Invenomic; and (iv) Invenomic’s financial condition, history of operations and ownership structure. In considering the approval of the Invenomic Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

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Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by Invenomic, the Board noted the experience of the portfolio management and research personnel of Invenomic, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of Invenomic and reviewed supporting materials. The Board reviewed the presentation materials prepared by Invenomic describing its investment process. The Board noted that it had received satisfactory responses from Invenomic with respect to a series of important questions, including: whether Invenomic is involved in any lawsuits or pending regulatory actions. The Board discussed Invenomic’s compliance structure and broker selection process. The Board noted that the CCO of BCM and Balter would serve as the CCO of Invenomic. The Board noted that Balter was recommending the engagement of Invenomic as Balter Invenomic’s proposed sub-adviser. In consideration of the compliance policies and procedures for Invenomic included in the Meeting Materials, the Board concluded that Invenomic had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Invenomic Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter Invenomic were satisfactory.

Performance. Because Balter Invenomic had not commenced operations, the Trustees could not consider the Fund’s past performance. Additionally, the Board noted that Invenomic was newly formed and did not have a performance track record of similarly managed accounts to consider. The Board did take into account the qualifications and experience of the portfolio manager for Balter Invenomic, including his positive long-term performance returns with respect to registered investment companies that he had previously managed.

Fees and Expenses. As to the costs of the services to be provided by Invenomic, the Board discussed the sub-advisory fees payable to Invenomic. The Board considered that Invenomic is to be paid by Balter and not by Balter Invenomic and Balter’s confirmation to the Board that, in its opinion, the sub-advisory fees to be paid to Invenomic were reasonable in light of the anticipated quality of the services to be performed by Invenomic. The Trustees discussed the total fees expected to be paid to Invenomic, and noted that Invenomic would receive no other compensation from Balter Invenomic or Balter except the sub-advisory fee earned pursuant to the Invenomic Sub-Advisory Agreement and payable by Balter. As to the costs of the services to be provided, the Trustees noted that because all sub-advisory fees will be paid by Balter, the overall advisory fee paid by Balter Invenomic was not directly affected by the sub-advisory fees. Based on the representations of Balter and the materials provided, the Board concluded that the sub-advisory fee to be paid to Invenomic under the Invenomic Sub-Advisory Agreement was reasonable in light of the services to be provided thereunder.

Profitability. As to profits to be realized by Invenomic, the Trustees reviewed a profitability analysis that was provided by Invenomic. The Board noted that because all sub-advisory fees would be paid by Balter, and not by Balter Invenomic, the overall advisory fee paid by the Fund would not be directly affected by the sub-advisory fee paid to Invenomic. Consequently, the Board did not consider the profitability of Invenomic to be a significant factor although it concluded that the anticipated profits expected to be realized by Invenomic were not excessive.

Economies of Scale. Since the sub-advisory fees are not paid by Balter Invenomic, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Invenomic increase.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the Invenomic Sub-Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Balter and Invenomic as the Board believed to be reasonably necessary to evaluate the terms of the Balter Advisory Agreements as appropriate, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Balter Advisory Agreements separately, (a) the terms of the Balter Advisory Agreements are reasonable; (b) the advisory fee is reasonable; and (c) the Balter Advisory Agreements are in the best interests of Balter Invenomic and its shareholders,

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as appropriate. In considering the approval of the Balter Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the Balter Advisory Agreements was in the best interests of Balter Invenomic and its respective shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreements.

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This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services.)	4	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	4	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001)(financial services company).	4	Board Member, Orizon Investment Counsel (financial services company)

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October 31, 2017

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds.	4	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of October 31, 2017 the Trust was comprised of 23 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-322-8112.

10/31/17-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-322-8112 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-322-8112.

INVESTMENT ADVISOR
Balter Liquid Alternatives, LLC
125 High Street, Oliver Street Tower, Suite 802
Boston, Massachusetts 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	2015	2016	2017
Balter Discretionary Global Macro Fund	$12,500	$14,000	$14,500
Balter L/S Small Cap Equity Fund	$12,500	$14,000	$15,000
Balter European L/S Small Cap Fund		$14,000	$15,000
Balter Invenomic Fund			$14,500

(b)	Audit-Related Fees
	2015	2016	2017
Balter Discretionary Global Macro Fund	None	None	None
Balter L/S Small Cap Equity Fund	None	None	None
Balter European L/S Small Cap Fund		None	None
Balter Invenomic Fund			None

(c)	Tax Fees
	2015	2016	2017
Balter Discretionary Global Macro Fund	$2,500	$3,000	$3,100
Balter L/S Small Cap Equity Fund	$2,500	$3,000	$3,100
Balter European L/S Small Cap Fund		$3,000	$3,100
Balter Invenomic Fund			$3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	2015	2016	2017
Balter Discretionary Global Macro Fund	None	None	None
Balter L/S Small Cap Equity Fund	None	None	None
Balter European L/S Small Cap Fund		None	None
Balter Invenomic Fund			None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
Balter Discretionary Global Macro Fund
	2015	2016	2017
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Balter L/S Small Cap Equity Fund
	2015	2016	2017
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Balter European L/S Small Cap Fund
	2016	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

Balter Invenomic Fund
	2017
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2015	2016	2017
Balter Discretionary Global Macro Fund	$2,500	$3,000	$3,100
Balter L/S Small Cap Equity Fund	$2,500	$3,000	$3,100
Balter European L/S Small Cap Fund		$3,000	$3,100
Balter Invenomic Fund			$3,100

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/11/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/11/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 1/11/18